UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23270

Blackstone Floating Rate Enhanced Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

Blackstone Alternative Credit Advisors LP

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: September 30

Date of reporting period: March 31, 2022

Item 1.	Report to Stockholders.

(a)

Blackstone

Blackstone Floating Rate Enhanced Income Fund

Nasdaq:

BGFLX (Class I)

BGFTX (Class T)

BGFDX (Class D)

BGFPX (Class T-I)

BGFVX (Class U)

Semi-Annual Report

March 31, 2022

Table of Contents

Manager Commentary	2
Fund Summary	4
Portfolio of Investments	7
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Statement of Cash Flows	27
Financial Highlights	28
Notes to Financial Statements	35
Additional Information	51
Privacy Procedures	52
Trustees & Officers	63

Blackstone Floating Rate Enhanced Income Fund	Manager Commentary
March 31, 2022 (Unaudited)

To Our Shareholders:

Volatility returned to global credit markets during the six month period ending March 31, 2022, as a confluence of macro headwinds pressured markets. These included the prospect of rising interest rates to combat persistently high inflation, supply chain disruption from COVID-19 and geopolitical pressures as Russia invaded Ukraine.

During the final quarter of 2021, the emergence of the Omicron variant caused temporary volatility in late November. But investors quickly moved in to buy-the-dip as appetite strengthened for floating-rate and higher-yielding assets. The year-end rally continued into early January, buoyed by the rollback of COVID-19 restrictions, but soon gave way to weakness as the US Federal Reserve’s (the “Fed’s”) increasingly hawkish stance in the face of 40-year high inflation rattled global markets. Russia’s invasion of Ukraine further intensified the weak sentiment amid rising energy and commodity prices.

The Fed’s 25 basis point (“bp”) rate hike in March sparked a quarter-end rally across risk assets, while expectations for another eight Fed rate hikes over the coming year, including a potential 50bp hike in May, pushed the 10-year Treasury yield to 2.33% by month-end.1 A brief inversion of the US Treasury yield curve raised recessionary concerns as the ongoing war in Ukraine prompted downward forecasts for global growth.

US loans significantly outperformed other credit and equity assets classes over the volatile six-month period. Increased demand for these floating rate assets as a hedge against rising inflation and rates shielded this portion of the market from the worst of the weakness, and loans returned 0.64% for the period.2

6-Month Total Returns as of March 31, 2022
US Loans
(S&P/LSTA Leveraged Loan Index)	0.64%
High Yield
(Bloomberg High Yield Index)	-4.16%
3-month Treasury Bills
(Bloomberg U.S. Treasury Bellwethers: 3 Month)	0.05%
10-Year Treasuries
(Bloomberg U.S. Treasury Bellwethers: 10 Year)	-6.24%
US Aggregate Bonds
(Bloomberg U.S. Aggregate Bonds Index)	-5.92%
US Investment Grade Bonds
(Bloomberg U.S. Investment Grade Bonds Index)	-7.48%
Emerging Markets
(Bloomberg Emerging Markets Index)	-10.58%
US Large Cap Equities
(Bloomberg U.S. Large Cap Equities Index)	4.23%

Sources: Bloomberg, Barclays, S&P/LCD

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

As investors rotated out of fixed-rate and into floating-rate assets, $29.5 billion of inflows entered loan mutual funds over the period.3 A record $9.6 billion flowed into loan mutual funds and exchange-traded funds ("ETFs") in January 2022 alone. Retail ownership of US loans reached its highest level since 2018 at 9% of the total loan market by the end of March 2022.4 A brief outflow ahead of the Fed rate hike mid-March broke a 13-week streak of inflows, pushing average loan prices down to levels last seen at the end of 2020.5 This created a buying opportunity and inflows resumed.

Demand from CLO buyers eased during the period as the market uncertainty and a more challenging CLO equity arbitrage dynamic curtailed issuance. Although the $87 billion of new CLOs priced over the six months through March 31 was just 3% lower than the previous six month period, the bulk of that activity took place in the final three months of 2021. The first quarter’s $30 billion of supply ended 46% behind the final quarter of 2021.6

High yield performance was more challenged than loans during the period. After ending 2021 as the best performing credit asset class, the rate-driven volatility in the first quarter of 2022 left high yield returns at -4.16% for the six-month period.7 Aversion to fixed-rate assets in the rising rate environment prompted strong outflows from high yield mutual funds and ETFs over the first quarter of 2022 compared to the final quarter of 2021. In total, $26.1 billion exited high-yield between October 2021 and March 2022 compared to $1.9 billion of outflows between April and September 2021.8

Following record issuance across credit markets in 2021, primary activity levels fell during the first quarter of 2022 as issuers stepped back amid market volatility. Gross loan issuance fell to $334 billion during the six months ended March 31, 16% lower than the prior six-month period.9 High yield issuance meanwhile decreased by 54% to $113 billion for the six months ending March 31 compared to the previous six months. Honing in on the most recent period, high yield supply dropped by 38% in the first quarter of 2022 compared to the last quarter of 2021.10

2	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Manager Commentary
March 31, 2022 (Unaudited)

In terms of sector performance, energy companies continued to benefit from high natural gas and oil prices, while sectors such as Building and Development and Autos11 exposed to increasing commodity prices came under pressure as the Ukrainian conflict progressed. As a result of the flight-to-quality reaction to enhanced market volatility in 2022, the CCC-rated loan cohort, which was 2021’s standout performer by rating, underperformed single- and double-B loans in the first quarter.12

Sub-investment grade borrowers remain in good fundamental health for now, with corporate balance sheets supported by high levels of liquidity. Credit fundamentals for leveraged loan and high yield issuers continued to improve in the final quarter of 2021 with both revenues and EBITDA meaningfully above pre-pandemic levels and leverage levels continuing to decline.13 Last-twelve-month default rates for US high-yield bonds and loans rose slightly to 0.50% and 0.86%, respectively, at the end of March 2022 but are expected to remain well below historical averages over the near term.14

Looking ahead we are mindful of the greater economic uncertainty posed both by the continuing war in Ukraine and the potential impact of tightening monetary policy on corporate performance. We continue to see value in shorter duration, floating rate assets, including senior loans, as rates rise. The rising interest rate environment is also accretive to loan returns as rates rise above LIBOR floors. Historically loans and high yield have both outperformed traditional fixed income assets during prior hiking cycles.15

At Blackstone Credit, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-credit.com and www.bgflx.com.

Sincerely,

Blackstone Liquid Credit Strategies LLC

[1]	Bloomberg, March 31, 2022.
[2]	S&P/LSTA Leveraged Loan Index, March 31, 2022.
[3]	Lipper FMI; JPMorgan
[4]	J.P. Morgan, March 31, 2022.
[5]	S&P/LSTA US Leveraged Loan Index, March 31, 2022.
[6]	S&P LCD data as of March 31, 2022.
[7]	Bloomberg High Yield Index, March 31, 2022.
[8]	Lipper FMI; JPMorgan
[9]	S&P LCD data as of March 31, 2022.
[10]	S&P LCD data as of March 31, 2022.
[11]	S&P LCD Index data showing Autos down -0.9% YTD and Building & Development down -0.3%
[12]	S&P/LSTA Leveraged Loan Index, March 31, 2022.
[13]	JP Morgan Research, March 28 and April 2, 2022.
[14]	JP Morgan Default Rate, March 31, 2022.
[15]	Bloomberg February 28, 2022.

Semi-Annual Report | March 31, 2022	3

Blackstone Floating Rate Enhanced Income Fund	Fund Summary
March 31, 2022 (Unaudited)

Fund Overview

Blackstone Floating Rate Enhanced Income Fund (the “Fund”) is a diversified, closed-end management investment company that continuously offers its shares and is operated as an “interval fund.” The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes or bonds. “Managed Assets” means net assets plus the amount of any borrowings for investment purposes. In addition, the Fund may invest up to 20% of its Managed Assets in each of (i) structured products, (ii) derivatives, (iii) warrants and equity securities that are incidental to the Fund’s purchase of floating rate instruments or acquired in connection with a reorganization of a Borrower (as defined below) or issuer, (iv) fixed rate instruments, and (v) equity investments in other investment companies, including ETFs. In pursuing the Fund’s investment objective, the Adviser will seek to enhance the Fund’s return with the use of leverage.

Portfolio Management Commentary

Fund Performance

The Fund’s Class I, Class T, and Class D outperformed the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (“S&P LLI”), for the three-year period and since inception and underperformed for the three-month, six-month, and one-year periods. The Fund’s Class T-I and Class U outperformed the S&P LLI since inception and underperformed the benchmark for the three-month, six-month, and one-year periods.

NAV Performance Factors

The Fund’s performance relative to the benchmark for the six months ended March 31, 2022 was primarily attributable to the Fund’s positive selection within loans, and its allocation to CLO securities; the Fund’s allocation to bonds was a detractor to performance. By issuer, the largest positive contributors to performance were Access CIG, PetVet Care Centers, and Parallel 2018-2, and the most significant detractors were Envision Healthcare, Bright Bidco, and NFP Corp.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund to take advantage of relative value opportunities between loans, high yield, and CLO securities. The Fund’s largest sector overweights were Electronics/Electric, Healthcare, and Business Equipment & Services; the largest sector underweights included Lodging & Casinos, Telecom, and Utilities. The Fund slightly reduced its allocation to loans and high yield bonds during the period and slightly increased its allocation to CLO securities.

As of March 31, 2022, the Fund held 81.1% of its Managed Assets in first lien loans, 5.0% in second lien loans, 10.4% in corporate bonds, and 4.4% in CLO securities. The Fund’s investments represented the obligations of 377 companies, with an average position size representing 0.22% of Managed Assets of the Fund.

4	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Fund Summary
March 31, 2022 (Unaudited)

Performance Summary

Performance quoted represents past performance, which is no guarantee of future results. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. The returns shown do not reflect taxes that an investor would pay on fund distributions or on the sale of fund shares. To obtain the most recent month-end performance, visit www.bgflx.com.

Value of a $1,000,000 Investment Since Inception at Net Asset Value*

*	The line graph represents historical performance of a hypothetical investment of $1,000,000 in Class I Shares of the Fund from January 18, 2018 (commencement of operations) to March 31, 2022, assuming the reinvestment of distributions.

Total Return (as of March 31, 2022)

	3 Month	6 Month	1 Year^	3 Year†	Since Inception†
Class I*	-1.13%	-0.50%	3.17%	5.00%	4.52%
Class T*	-1.26%	-0.71%	2.65%	4.49%	4.00%
Class T* w/ 2.5% Sales Load**	-3.71%	-3.20%	0.10%	3.61%	3.33%
Class D*	-1.15%	-0.57%	2.91%	4.80%	4.17%
Class T-I*	-1.24%	-0.71%	2.67%	N/A	4.12%
Class T-I* w/ 3.5% Sales Load***	-4.70%	-4.20%	-0.93%	N/A	2.87%
Class U*	-1.28%	-0.74%	2.63%	N/A	4.37%
S&P/LSTA Leveraged Loan Index****	-0.10%	0.64%	3.25%	4.22%	3.95%

*	Assumes distributions are reinvested pursuant to the Fund's dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Assumes payment of the full front-end 2.5% sales load at initial subscription.
***	Assumes payment of the full front-end 3.5% sales load at initial subscription.
****	Inception to date returns for the S&P LLI are based on the I Share inception date of 1/18/18.
^	Excludes adjustments in accordance with the accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended March 31, 2022 may differ from the net asset value for financial reporting purposes.
†	Annualized.

Semi-Annual Report | March 31, 2022	5

Blackstone Floating Rate Enhanced Income Fund	Fund Summary
March 31, 2022 (Unaudited)

Portfolio Composition*

*	The Fund’s Cash & Other Assets less Liabilities represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

Moody’s Rating Distribution**

**	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics

Weighted Average Coupon	4.99%
Current Dividend Yield – I Share^	5.56%
Current Dividend Yield – T Share^	5.06%
Current Dividend Yield – D Share^	5.32%
Current Dividend Yield – T-I Share^	5.06%
Current Dividend Yield – U Share^	5.06%
Average Duration^^	0.64 yr
Average Position*	0.22%
Leverage*	31.96%

^	Represents annualized distribution rate of I Share, T Share, D Share, T-I Share and U Share. Reflects March month cumulative distribution rate annualized. The cumulative distribution rate for the month presented represents the sum of the daily dividend distribution rate as calculated by dividing the daily dividend per share by the daily net asset value (“NAV”) per share, for each respective class, for each day in the month for which a daily dividend is declared.
^^	Loan durations are based on the actual remaining time until LIBOR is reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

PetVet Care Centers	1.2%
Access CIG	1.0%
AqGen Ascensus	0.9%
Park River Holdings	0.9%
Precisely Software	0.8%
Project Alpha Intermediate Holdings	0.8%
Mitchell International	0.8%
Vantage Specialty Chemical	0.8%
AMC Entetainment Holdings	0.8%
Project Leopaerd Holdings	0.8%
Top 10 Issuers	8.8%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Electronics/Electric	18.3%
Business Equipment & Services	13.7%
Healthcare	12.9%
Structured Finance Obligations	4.4%
Leisure Good/Activities/Movies	4.1%
Top 5 Industries	53.4%

*	As a percentage of Managed Assets.
^	S&P Industry Classification Schema.

6	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	Principal Amount	Value

FLOATING RATE LOAN INTERESTS(a) - 126.53%
Aerospace & Defense - 2.78%
Amentum Government Services Holdings LLC, First Lien Term Loan, 6M US L + 4.00%, 02/15/2029	$1,405,102	$1,396,320
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	1,857,131	1,852,200
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/25/2028	378,675	377,670
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	847,330	834,972
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	455,554	448,910
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	3,299,673	3,283,175
Vertex Aerospace Corp., First Lien Term Loan, 1M US L + 4.00%, 12/06/2028	884,615	882,961
		9,076,208

Air Transport - 2.18%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	1,601,729	1,625,755
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	329,261	310,843
American Airlines, Inc., First Lien 2020 Term Loan, 1M US L + 1.75%, 01/29/2027	345,340	324,188
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	624,045	621,259
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 10/02/2025	2,304,885	2,293,004
KKR Apple Bidco LLC, Second Lien Initial Term Loan, 1M US L + 5.75%, 0.50% Floor, 09/21/2029	248,629	247,736
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	1,699,302	1,682,190
		7,104,975

Automotive - 2.06%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/30/2024	2,356,787	1,426,964
GC EOS Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 08/01/2025	3,110,681	3,082,903
Wheel Pros, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.75% Floor, 05/11/2028	2,320,999	2,219,096
		6,728,963

Beverage & Tobacco - 0.99%
Bengal Debt Merger Sub, LLC Delayed, First Lien Term Loan, 3M US L + 3.25%, 01/24/2029	122	120
Bengal Debt Merger Sub, LLC, First Lien Term Loan, L + 3.750%, 01/24/2029	2,117	2,087
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	3,305,264	3,230,301
		3,232,508

Brokers, Dealers & Investment Houses - 2.93%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	2,956,899	2,948,132
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	2,590,667	2,581,224
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.75%, 0.75% Floor, 04/07/2028	440,000	441,100
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	384,615	380,240
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/07/2028	3,255,132	3,223,265
		9,573,961

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	7

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	Principal Amount	Value

Building & Development - 4.75%
Arc Falcon I, Inc., First Lien Term Loan, 3M US L + 3.75%, 09/30/2028	$702,452	$686,356
C.H.I. Overhead Doors, Inc., First Lien Third Amendment Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 07/31/2025	4,216	4,182
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	1,190,302	1,155,087
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	900,183	885,780
Hillman Group, Inc., First Lien Delayed Term Loan, L + 2.750%, 07/14/2028	16	16
Illuminate Merger Sub Corp, First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 07/21/2028	627,737	608,456
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	2,210,190	2,160,472
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 12/28/2027	4,351,911	4,262,937
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan, 6M US L + 3.50%, 0.50% Floor, 06/02/2028	802,047	793,361
SRS Distribution, Inc., First Lien Term Loan, 6M US L + 3.50%, 06/02/2028	696,957	689,551
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	737,012	725,496
United Site Cov-Lite, First Lien Term Loan, 3M US L + 4.25%, 12/15/2028	1,571,404	1,559,485
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/19/2027	2,002,304	1,984,363
		15,515,542

Business Equipment & Services - 19.28%
Access CIG LLC, First Lien B Term Loan, 3M US L + 3.75%, 02/27/2025	2,363,831	2,332,486
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	2,385,997	2,372,576
Aegion Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/17/2028(b)	845,851	842,679
AG Group Holdings, Inc., First Lien Term Loan, 1M US L + 4.25%, 12/29/2028	802,920	800,415
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US L + 3.75%, 0.50% Floor, 05/12/2028	2,832,180	2,792,473
Anticimex International AB, First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 11/16/2028 AqGen Island Holdings, Inc., First Lien Term Loan:	1,853,947	1,829,030
3M US L + 3.50%, 08/02/2028	1,629,093	1,618,912
3M US L + 6.50%, 08/02/2029	2,669,198	2,652,516
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	1,810,213	1,769,483
Connectwise, LLC, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/29/2028	728,675	724,850
DG Investment Intermediate Holdings 2, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 03/31/2028	1,029,816	1,020,934
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	860,357	862,508
Divisions Holding Corp., First Lien B Term Loan, 3M US L + 4.75%, 0.75% Floor, 05/27/2028	787,184	783,248
EAB Global, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 08/16/2028	1,004,587	996,048
Epicor Software Corp., First Lien C Term Loan, 1M US L + 3.25%, 0.75% Floor, 07/30/2027	505,768	502,402
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	1,677,966	1,717,818
Equiniti Group PLC, First Lien Term Loan, 3M US L + 4.50%, 12/11/2028	501,818	502,237
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/04/2027	1,199,480	1,196,859
Foundational Education Group, Inc., First Lien Term Loan, 4M US L + 4.25%, 08/31/2028	841,143	841,147
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	3,344,472	3,312,232
Garda World Security Corp., First Lien Term Loan, 1M US L + 4.25%, 02/01/2029	313,636	311,284
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	3,487,883	3,441,564
Learning Care Group No. 2, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 03/13/2025	2,692,298	2,656,679
Loyalty Ventures, Inc., First Lien Term Loan, 1M US L + 4.50%, 11/03/2027	862,500	843,814

See Notes to Financial Statements.
8	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	Principal Amount	Value

Business Equipment & Services (continued)
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	$1,341,015	$1,323,696
McKissock Investment Holdings, LLC, First Lien Term Loan, L + 5.750%, 03/12/2029	1,320,968	1,316,015
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 4.75%, 03/27/2026	1,979,644	1,965,054
Mitchell International, Inc., First Lien Term Loan, 3M US L + 3.75%, 10/15/2028	3,352,204	3,303,262
Mitchell International, Inc., Second Lien Term Loan, 3M US L + 6.50%, 10/15/2029	592,784	588,524
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.50%, 05/23/2025	1,168,652	1,151,122
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 10/11/2025	1,746,000	1,724,725
Rinchem Company, Inc., First Lien Term Loan, 3M US L + 0.00%, 03/02/2029(b)	740,145	738,294
Sabre GLBL, Inc., First Lien 2021 Other B-1 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	343,210	339,992
Sabre GLBL, Inc., First Lien 2021 Other B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 12/17/2027	547,097	541,967
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	970,000	966,120
Seren BidCo, First Lien Term Loan, 3M US L + 0.00%, 11/16/2028(b)	792,000	787,050
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	2,202,651	2,180,966
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 3M US L + 3.25%, 0.50% Floor, 02/10/2029	1,372,909	1,358,150
TRC Companies, First Lien Term Loan, 1M US L + 3.75%, 12/08/2028	1,642,108	1,619,940
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029(b)	1,026,154	1,018,458
Virtusa Corp., First Lien Term Loan:
1M US L + 3.75%, 0.75% Floor, 02/11/2028	749,057	743,439
1M US L + 3.75%, 02/15/2029	907,360	901,122
Weld North Education LLC, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	3,671,566	3,647,701
		62,939,791

Cable & Satellite Television - 0.88%
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 3M US L + 3.6875%, 01/31/2026	2,923,664	2,865,659

Chemical & Plastics - 3.53%
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	1,868,625	1,865,710
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	608,401	593,191
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026	2,168,099	2,136,932
Geon Performance Solutions LLC, First Lien Term Loan, 1M US L + 4.75%, 0.75% Floor, 08/18/2028	565,062	565,065
Hexion Holdings Corp., First Lien Term Loan, L + 5.000%, 03/15/2029	1,484,951	1,455,252
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.50% Floor, 08/30/2028	1,088,918	1,082,455
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	1,825,225	1,761,114
Vantage Specialty Chemicals, Inc., First Lien Term Loan, 3M US L + 0.00%, 10/28/2024	920,000	887,685
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	1,200,000	1,163,100
		11,510,504

Clothing & Textiles - 0.41%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	1,366,972	1,320,836

Conglomerates - 2.60%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	3,067,321	3,038,289
Hunter Douglas Inc., First Lien Term Loan, L + 4.000%, 02/26/2029	1,531,250	1,503,021

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	9

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	Principal Amount	Value

Conglomerates (continued)
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	$2,382,462	$2,316,944
Vaco Holdings, LLC, First Lien Term Loan, 3M US L + 5.00%, 01/21/2029	492,857	490,701
VT Topco, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/01/2025	1,150,525	1,135,430
		8,484,385

Containers & Glass Products - 4.36%
Berlin Packaging L.L.C., First Lien Term Loan, 1M US L + 3.75%, 03/11/2028	2,655,406	2,634,827
Charter Next Generation, Inc., First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/01/2027	2,919,423	2,907,103
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan, L + 4.780%, 03/30/2029	2,745,286	2,704,106
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	469,939	461,275
LABL, Inc., First Lien Term Loan, 1M US L + 5.00%, 10/29/2028	819,375	810,817
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/03/2025	3,499,498	3,430,382
Ring Container Technologies Group, LLC, First Lien Initial Term Loan, 6M US L + 3.75%, 0.50% Floor, 08/12/2028	819,471	809,232
Tekni-Plex, Inc., First Lien Delayed Draw Tem Term Loan, 1M US L + 4.00%, 0.50% Floor, 09/15/2028(c)	39,055	38,632
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 1M US L + 4.00%, 0.50% Floor, 09/15/2028	438,037	433,293
		14,229,667

Diversified Insurance - 1.09%
Acrisure LLC, First Lien 2021-1 Additional Term Loan, 1M US L + 3.75%, 02/15/2027	481,789	479,082
Acrisure LLC, First Lien Term Loan, 1M US L + 4.25%, 02/15/2027	549,991	548,619
Alliant Holdings Intermediate LLC, First Lien Term Loan, 1M US L + 3.50%, 11/05/2027	1,562,236	1,554,534
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	997,455	981,252
		3,563,487

Drugs - 2.64%
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.50%, 0.75% Floor, 12/04/2026	3,295,290	3,272,124
Curia Global, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 08/30/2026	3,306,181	3,282,856
LSCS Holdings/Eversana, First Lien Term Loan, 1M US L + 4.50%, 12/16/2028	724,409	718,074
Packaging Coordinators Midco, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/30/2027	176,437	175,739
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	590,793	587,472
Sharp MicCo, LLC, First Lien Term Loan, 3M US L + 4.00%, 12/31/2028(b)	571,290	569,148
		8,605,413

Ecological Services & Equipment - 1.08%
Bingo Industries LTD, First Lien Term Loan, 3M US L + 3.50%, 07/14/2028	2,372,371	2,354,578
Emerald 2, Ltd., First Lien Initial B-1 Term Loan, 3M US L + 3.25%, 07/12/2028	3,626	3,580
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	1,171,759	1,151,254
		3,509,412

Electronics/Electric - 26.34%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	835,436	835,436
BMC Software, Inc., Second Lien 2nd Lien Term Loan, 1M US L + 5.50%, 0.50% Floor, 02/27/2026	1,217,347	1,209,739
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 3M US L + 3.75%, 0.50% Floor, 10/02/2025	1,978,046	1,968,987
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	964,794	956,149
Cloudera, Inc., First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/08/2028	2,868,410	2,837,933

See Notes to Financial Statements.
10	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	Principal Amount	Value

Electronics/Electric (continued)
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	$2,910,000	$2,794,822
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	2,655,814	2,630,929
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/16/2028	845,902	839,029
CPI International, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 07/26/2024	2,376,512	2,361,362
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	1,985,510	1,974,064
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	943,235	934,784
Deliver Buyer, Inc., First Lien Term Loan, 3M US L + 5.00%, 05/01/2024	2,278,042	2,278,042
Delta Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	2,391,363	2,357,633
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	3,615,079	3,578,928
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	2,358,514	2,296,603
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 1.00% Floor, 12/02/2024	2,878,776	2,867,980
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	877,750	874,095
Flexera Software LLC, First Lien B-1 Term Loan, 6M US L + 3.75%, 0.75% Floor, 03/03/2028	2,510,986	2,486,328
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 1M US L + 4.00%, 0.75% Floor, 11/19/2026	3,268,039	3,235,358
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	3,005,003	2,978,709
Idera, Inc., First Lien B-1 Term Loan, 4M US L + 3.75%, 0.75% Floor, 03/02/2028	1,576,689	1,551,462
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,709,292	1,691,558
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	1,091,750	1,084,108
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	3,600,658	3,567,226
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	358,509	353,131
Ivanti Software, Inc., First Lien Term Loan, 3M US L + 4.25%, 12/01/2027	1,990,000	1,966,369
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	772,388	764,664
LI Group Holdings, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/11/2028	1,045,440	1,038,258
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.75% Floor, 07/27/2028	2,455,849	2,441,114
McAfee Corp., First Lien Term Loan, 3M US L + 4.00%, 03/01/2029	1,972,477	1,961,382
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.25%, 02/23/2029	972,997	966,308
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	724,541	698,729
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	2,970,000	2,961,342
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	1,063,412	1,052,943
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan, 3M US L + 4.00%, 04/26/2024	3,974,698	3,955,659
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	2,417,713	2,406,386
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	1,278,275	1,274,440
Quest Borrower Ltd., First Lien Term Loan, 3M US L + 0.00%, 02/01/2029	2,010,732	1,983,557
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,817,779	1,797,902
Rocket Software, Inc., First Lien USD Term Loan, 1M US L + 4.25%, 11/28/2025	909,792	899,557
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 08/14/2026	1,614,167	1,607,508
Sovos Compliance LLC, First Lien Initial Term Loan, 1M US L + 4.50%, 0.50% Floor, 08/11/2028	2,021,402	2,021,413
Veritas US, Inc., First Lien Dollar B-2021 Term Loan, 3M US L + 5.00%, 1.00% Floor, 09/01/2025	1,748,870	1,641,314

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	11

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	Principal Amount	Value

Electronics/Electric (continued)
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 04/24/2028	$4,031,784	$3,996,506
		85,979,746

Equipment Leasing - 0.55%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	1,820,016	1,809,269

Financial Intermediaries - 1.92%
Apex Group Treasury LLC, First Lien Term Loan, 3M US L + 0.00%, 0.50% Floor, 07/27/2028	387,952	385,287
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	698,837	694,036
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 1M US L + 4.75%, 04/01/2028	2,307,520	2,293,848
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	794,618	796,108
Pre Paid Legal Services, Inc., First Lien Term Loan, 1M US L + 3.75%, 12/15/2028	2,130,282	2,107,424
		6,276,703

Food Products - 0.57%
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US L + 5.00%, 1.00% Floor, 12/18/2026	1,893,388	1,872,088

Food Service - 3.33%
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US L + 4.00%, 01/27/2029	2,474,951	2,465,831
Flynn Restaurant, First Lien Term Loan, 1M US L + 4.25%, 12/01/2028	772,816	764,767
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 4.25%, 1.00% Floor, 04/07/2025	3,082,570	3,018,021
Quidditch Acquisition, Inc., First Lien B Term Loan, 1M US L + 7.00%, 1.00% Floor, 03/21/2025	2,709,612	2,641,872
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	2,000,000	1,977,500
		10,867,991

Food/Drug Retailers - 0.85%
EG Group, Ltd., First Lien Additional Facility Term Loan:
3M US L + 4.00%, 02/07/2025	2,490,540	2,456,731
3M US L + 4.25%, 0.50% Floor, 03/31/2026	316,384	312,587
		2,769,318

Healthcare - 18.11%
Artivion, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/01/2027	2,409,835	2,376,700
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 3.50%, 02/15/2029	1,700,739	1,685,858
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	3,255,485	3,179,193
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50, 8.00% PIK, 1.00% Floor, 08/08/2023(b)(d)	1,770,490	1,637,703
CHG Healthcare Services, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 09/29/2028	1,920,849	1,906,443
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 1M US L + 4.00%, 07/01/2026	555,686	548,045
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	2,715,405	2,678,068
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	2,266,799	1,514,981
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	1,872,891	1,694,967
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,891,201	1,688,682
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	1,581,569	1,570,553
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	2,017,692	2,008,966

See Notes to Financial Statements.
12	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	Principal Amount	Value

Healthcare (continued)
Medical Solutions LLC, First Lien Term Loan:
3M US L + 0.00%, 11/01/2028(c)	$192,000	$190,680
3M US L + 3.50%, 11/01/2028	1,937,060	1,923,743
NAPA Management Services Corp., First Lien Term Loan, 3M US L + 0.00%, 0.75% Floor, 02/23/2029	1,748,000	1,729,427
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	1,156,858	1,155,412
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 02/28/2028	1,985,000	1,973,219
Parexel International Corporation, First Lien Term Loan, 3M US L + 3.50%, 0.50% Floor, 11/15/2028	1,075,117	1,068,591
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	1,956,715	1,940,826
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 12/29/2028	295,066	291,931
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	2,292,983	2,285,106
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	3,373,588	3,363,063
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	1,954,678	1,936,871
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	1,049,852	1,040,929
Resonetics LLC, First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/28/2028	802,555	796,034
Surgery Center Holdings, Inc., First Lien 2021 New Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/31/2026	3,293,057	3,272,903
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	2,603,594	2,484,102
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	2,391,024	2,247,562
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 3M US L + 4.25%, 10/01/2028	1,301,920	1,295,169
Unified Women’s Healthcare LP, First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/20/2027	2,931,288	2,908,937
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	2,126,348	2,123,690
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	2,748,751	2,592,168
		59,110,522

Home Furnishings - 0.84%
Osmosis Buyer Limited Delayed, First Lien Term Loan, 3M US L + 0.00%, 07/31/2028	212,963	211,034
Osmosis Buyer Limited, First Lien Initial B Term Loan, 1M US L + 4.00%, 0.50% Floor, 07/31/2028	1,630,273	1,617,288
Osmosis Buyer Limited, First Lien Term Loan, 3M US L + 0.00%, 07/31/2028	937,037	928,547
		2,756,869

Industrial Equipment - 5.85%
Apex Tool Group LLC, First Lien Term Loan, 3M US L + 0.00%, 0.50% Floor, 02/08/2029	1,358,475	1,326,455
Bettcher Industries, Inc., First Lien Term Loan, 3M US L + 0.00%, 12/14/2028	1,214,561	1,196,343
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 05/19/2028	2,556,469	2,526,290
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	842,555	830,266
Justrite Safety Group, First Lien Delayed Draw Term Loan, 3M US L + 4.50%, 06/28/2026	97,868	93,219
Justrite Safety Group, First Lien Initial Term Loan, 3M US L + 4.50%, 06/28/2026	1,810,473	1,724,476
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	2,235,541	2,188,964
LTI Holdings, Inc., First Lien Term Loan, 1M US L + 4.75%, 07/24/2026	301,875	299,611
PRO MACH Group, Inc. Delayed, First Lien Delayed Draw Term Loan, 3M US L + 0.00%, 1.00% Floor, 08/31/2028(c)	32,122	32,022

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	13

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	Principal Amount	Value

Industrial Equipment (continued)
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 3M US L + 4.00%, 1.00% Floor, 08/31/2028	$2,814,583	$2,805,787
Redwood Star Merger Sub, Inc., First Lien Term Loan, L + 5.000%, 03/16/2029	1,840,000	1,794,764
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	2,381,979	2,341,485
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 3M US L + 3.50%, 0.50% Floor, 07/30/2027	1,950,870	1,936,248
		19,095,930

Insurance - 2.47%
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 10/14/2027	2,738,269	2,717,732
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	2,764,406	2,737,343
Hyperion Ins/Howden 11/21 Incremental Cov-Lite, First Lien Term Loan, 3M US L + 0.00%, 11/12/2027	460,058	455,528
Outcomes Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 10/24/2025	2,028,182	1,991,431
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026	147,929	145,710
		8,047,744

Leisure Goods/Activities/Movies - 5.28%
Alterra Mountain Company, First Lien Series B-2 Term Loan, 1M US L + 3.50%, 0.50% Floor, 08/17/2028	2,152,076	2,138,626
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	4,172,427	3,734,489
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.25%, 0.75% Floor, 11/26/2026	2,467,387	2,403,654
CE Intermediate I, LLC, First Lien Term Loan, 3M US L + 4.00%, 11/10/2028(b)	1,252,222	1,239,700
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.50%, 1.00% Floor, 02/28/2025	2,054,797	1,591,266
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 2.75%, 09/30/2026	322,882	245,290
Motion Finco LLC, First Lien Facility B1 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	1,706,488	1,680,652
Motion Finco LLC, First Lien Facility B2 (USD) Loan Term Loan, 3M US L + 3.25%, 11/12/2026	224,281	220,886
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	1,880,362	1,852,156
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan, 1M US L + 4.00%, 01/25/2024	2,245,833	2,127,231
		17,233,950

Lodging & Casinos - 0.17%
Scientific Games Holdings LP, First Lien Term Loan, L + 4.470%, 02/04/2029	573,750	569,344

Oil & Gas - 0.63%
Freeport LNG, First Lien Term Loan, 3M US L + 0.00%, 12/21/2028	2,057,754	2,045,634

Property & Casualty Insurance - 1.37%
AssuredPartners, Inc., First Lien Term Loan:
1M US L + 3.50%, 02/12/2027	570,000	564,480
1M US L + 3.50%, 0.50% Floor, 02/12/2027	1,789,935	1,772,045
Polaris Newco LLC, First Lien Dollar Term Loan, 1M US L + 4.00%, 0.50% Floor, 06/02/2028	2,153,459	2,140,807
		4,477,332

Publishing - 2.64%
Cengage Learning, Inc., First Lien Term Loan B Term Loan, 3M US L + 4.75%, 07/14/2026	1,072,613	1,065,378
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	1,745,524	1,718,800

See Notes to Financial Statements.
14	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	Principal Amount	Value

Publishing (continued)
McGraw-Hill Education, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/28/2028	$1,538,884	$1,525,181
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 1M US L + 4.00%, 08/29/2025	2,487,743	2,473,239
Shutterfly LLC, First Lien 2021 Refinancing B Term Loan, 4M US L + 5.00%, 0.75% Floor, 09/25/2026	1,993,737	1,838,226
		8,620,824

Surface Transport - 1.21%
Drive Chassis Holdco LLC, Second Lien 2021 Refinancing B Term Loan, 3M US L + 6.75%, 04/10/2026	1,180,158	1,179,420
Kenan Advantage Group, Inc.,The, First Lien U.S. B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/24/2026	1,789,390	1,768,705
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 07/26/2028	996,377	988,127
		3,936,252

Telecommunications - 2.84%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	3,478,991	3,438,409
Ensono LP, First Lien Initial Term Loan, 6M US L + 4.00%, 05/26/2028	1,476,874	1,454,108
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	2,232,601	2,231,909
Zacapa S.A.R.L., First Lien Term Loan, 3M US L + 0.00%, 03/22/2029	2,158,013	2,148,842
		9,273,268

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $417,691,381)		413,004,095

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) -6.46%
Structured Finance Obligations - 6.46%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(b)(e)	500,000	471,280
AGL CLO 9, Ltd., 3M US L + 7.26%, 01/20/2034(b)(e)	1,500,000	1,473,785
Allegro CLO XII, Ltd., 3M US L + 7.10%, 01/21/2032(b)(e)	1,000,000	970,821
Ares LIV CLO, Ltd., 3M US L + 7.34%, 10/15/2032(b)(e)	500,000	484,538
Barings Clo, Ltd. 2021-III, 3M US L + 6.65%, 01/18/2035(b)(e)	1,000,000	976,569
CarVal CLO I, Ltd., 3M US L + 5.77%, 07/16/2031(b)(e)	1,000,000	952,609
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(e)	250,000	245,126
Elmwood CLO 16, Ltd., 3M US SOFR + 7.22%, 04/20/2034(b)(e)	750,000	742,425
Galaxy 30 Clo, Ltd., 3M US SOFR + 6.95%, 04/15/2035(b)(e)	1,000,000	990,000
HalseyPoint CLO 4, Ltd., 3M US L + 6.71%, 04/20/2034(b)(e)	1,000,000	951,319
Halseypoint Clo 5, Ltd., 3M US L + 6.94%, 01/30/2035(b)(e)	1,500,000	1,474,793
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(e)	833,000	771,572
Jamestown CLO XIV, Ltd., 3M US L + 7.20%, 10/20/2034(b)(e)	1,000,000	952,664
OCP CLO 2017-13, Ltd., 3M US L + 6.50%, 07/15/2030(b)(e)	1,500,000	1,478,118
Palmer Square CLO 2019-1, Ltd., 3M US L + 6.50%, 11/14/2034(b)(e)	1,000,000	969,001
Parallel 2021-2, Ltd., 3M US L + 7.20%, 10/20/2034(b)(e)	1,000,000	954,330
Parallel CLO 2019-1, Ltd., 3M US L + 6.72%, 07/20/2032(b)(e)	667,000	629,855
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(b)(e)	1,000,000	999,959
Rad CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(e)	500,000	492,627
Regatta CLO XV Funding, Ltd., 3M US L + 3.30%, 10/25/2031(b)(e)	250,000	250,431
Romark CLO II, Ltd., 3M US L + 3.35%, 07/25/2031(b)(e)	500,000	494,638
Romark CLO IV, Ltd., 3M US L + 6.95%, 07/10/2034(b)(e)	1,000,000	937,850
Romark CLO, Ltd., 3M US L + 3.00%, 10/23/2030(b)(e)	500,000	492,290
Sound Point CLO XXVII, Ltd., 3M US L + 6.56%, 10/25/2034(b)(e)	1,000,000	932,418

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	15

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	Principal Amount	Value

Structured Finance Obligations (continued)
TIAA CLO IV, Ltd., 3M US L + 5.95%, 01/20/2032(b)(e)	$800,000	$745,620
Voya CLO 2016-2, Ltd., 3M US L + 4.00%, 07/19/2028(b)(e)	250,000	247,801
		21,082,439

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $21,467,067)		21,082,439

CORPORATE BONDS - 15.30%
Aerospace & Defense - 0.75%
Bombardier, Inc., 7.875%, 04/15/2027(e)	730,000	715,568
Howmet Aerospace, Inc., 5.900%, 02/01/2027	690,000	740,522
Science Applications International Corp., 4.875%, 04/01/2028(e)	190,000	187,604
Spirit AeroSystems, Inc., 4.600%, 06/15/2028	90,000	84,670
TransDigm, Inc.:
4.625%, 01/15/2029	560,000	524,292
4.875%, 05/01/2029	200,000	187,860
		2,440,516

Air Transport - 0.15%
Air Canada, 3.875%, 08/15/2026(e)	520,000	491,397

Automotive - 0.17%
Allison Transmission, Inc., 3.750%, 01/30/2031(e)	440,000	399,806
Titan International, Inc., 7.000%, 04/30/2028	160,000	160,682
		560,488

Brokers, Dealers & Investment Houses - 0.46%
CVR Energy, Inc., 5.250%, 02/15/2025(e)	470,000	457,021
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
4.750%, 09/15/2024	50,000	50,291
5.250%, 05/15/2027	760,000	747,156
Navient Corp., 5.625%, 08/01/2033	300,000	253,211
		1,507,679

Building & Development - 0.24%
Builders FirstSource, Inc., 4.250%, 02/01/2032(e)	100,000	93,284
Howard Hughes Corp.:
4.125%, 02/01/2029(e)	120,000	112,846
4.375%, 02/01/2031(e)	200,000	188,278
Louisiana-Pacific Corp., 3.625%, 03/15/2029(e)	170,000	157,520
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(e)	70,000	66,111
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	150,000	149,925
		767,964

Business Equipment & Services - 0.85%
Black Knight InfoServ LLC, 3.625%, 09/01/2028(e)	450,000	426,991
Diebold Inc, Senior Unsecured Bond, 8.500%, 04/15/2024	100,000	95,995
Iron Mountain, Inc.:
4.875%, 09/15/2029(e)	510,000	486,329
4.500%, 02/15/2031(e)	90,000	83,232
5.625%, 07/15/2032(e)	350,000	345,455
Open Text Corp., 3.875%, 02/15/2028(e)	770,000	739,593
TriNet Group, Inc., 3.500%, 03/01/2029(e)	165,000	151,924

See Notes to Financial Statements.
16	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	Principal Amount	Value

Business Equipment & Services (continued)
Xerox Holdings Corp., 5.500%, 08/15/2028(e)	$460,000	$449,089
		2,778,608

Cable & Satellite Television - 0.52%
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.000%, 02/01/2028(e)	780,000	773,300
4.250%, 02/01/2031(e)	160,000	145,407
DISH DBS Corp., 7.375%, 07/01/2028	220,000	208,697
Viasat, Inc.:
5.625%, 09/15/2025(e)	80,000	78,267
6.500%, 07/15/2028(e)	505,000	485,439
		1,691,110

Chemical & Plastics - 0.56%
Ashland LLC, 3.375%, 09/01/2031(e)	170,000	150,380
Chemours Co., 4.625%, 11/15/2029(e)	265,000	243,212
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(e)	240,000	240,324
Methanex Corp., 5.250%, 12/15/2029	540,000	549,123
Nufarm Australia, Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030(e)	160,000	157,957
Valvoline, Inc., 4.250%, 02/15/2030(e)	530,000	484,640
		1,825,636

Conglomerates - 0.35%
Eldorado Gold Corp., 6.250%, 09/01/2029(e)	120,000	120,915
LSB Industries, Inc., 6.250%, 10/15/2028(e)	180,000	182,836
NCR Corp., 5.250%, 10/01/2030(e)	200,000	189,936
Service Corp. International:
3.375%, 08/15/2030	250,000	225,735
4.000%, 05/15/2031	450,000	419,654
		1,139,076

Containers & Glass Products - 0.32%
Ball Corp., 3.125%, 09/15/2031	270,000	241,893
Crown Americas LLC / Crown Americas Capital Corp. VI, 4.750%, 02/01/2026	100,000	101,211
Sealed Air Corp., 6.875%, 07/15/2033(e)	500,000	571,075
TriMas Corp., 4.125%, 04/15/2029(e)	160,000	146,302
		1,060,481

Drugs - 0.05%
Bausch Health Cos., Inc., 7.250%, 05/30/2029(e)	180,000	153,864

Ecological Services & Equipment - 0.09%
Stericycle, Inc., 3.875%, 01/15/2029(e)	310,000	288,658

Electronics/Electric - 0.57%
Ciena Corp., 4.000%, 01/31/2030(e)	150,000	144,593
Entegris, Inc., 3.625%, 05/01/2029(e)	360,000	337,288
Fair Isaac Corp., 4.000%, 06/15/2028(e)	600,000	581,952
Seagate HDD Cayman, 5.750%, 12/01/2034	420,000	430,296
Synaptics, Inc., 4.000%, 06/15/2029(e)	180,000	170,030
TTM Technologies, Inc., 4.000%, 03/01/2029(e)	200,000	185,413
		1,849,572

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	17

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	Principal Amount	Value

Equipment Leasing - 0.10%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.750%, 07/15/2027(e)	$220,000	$220,044
Hertz Corp., 5.000%, 12/01/2029(e)	120,000	108,755
		328,799

Financial Intermediaries - 0.65%
Nationstar Mortgage Holdings, Inc.:
5.125%, 12/15/2030(e)	434,000	402,257
5.750%, 11/15/2031(e)	530,000	506,407
PRA Group, Inc., 5.000%, 10/01/2029(e)	250,000	237,404
SS&C Technologies, Inc., 5.500%, 09/30/2027(e)	845,000	852,394
World Acceptance Corp., 7.000%, 11/01/2026(e)	140,000	123,396
		2,121,858

Food Products - 0.27%
Lamb Weston Holdings, Inc.:
4.875%, 05/15/2028(e)	165,000	165,338
4.125%, 01/31/2030(e)	210,000	196,455
Pilgrim's Pride Corp., 4.250%, 04/15/2031(e)	135,000	125,162
Post Holdings, Inc.:
5.750%, 03/01/2027(e)	34,000	34,212
5.625%, 01/15/2028(e)	160,000	157,310
4.625%, 04/15/2030(e)	225,000	202,973
		881,450

Food Service - 0.50%
1011778 BC ULC / New Red Finance, Inc.:
3.875%, 01/15/2028(e)	440,000	417,727
4.375%, 01/15/2028(e)	240,000	230,824
3.500%, 02/15/2029(e)	250,000	231,175
Yum! Brands, Inc.:
4.750%, 01/15/2030(e)	570,000	560,025
3.625%, 03/15/2031	70,000	63,941
4.625%, 01/31/2032	150,000	145,349
		1,649,041

Food/Drug Retailers - 0.25%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC:
4.625%, 01/15/2027(e)	420,000	406,745
5.875%, 02/15/2028(e)	250,000	249,612
4.875%, 02/15/2030(e)	165,000	160,978
		817,335

Forest Products - 0.20%
Mercer International, Inc., 5.125%, 02/01/2029	490,000	473,431
Resolute Forest Products, Inc., 4.875%, 03/01/2026(e)	120,000	115,621
Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026(e)	80,000	75,696
		664,748

Healthcare - 0.84%
Acadia Healthcare Co., Inc., 5.500%, 07/01/2028(e)	130,000	130,812
Carriage Services, Inc., 4.250%, 05/15/2029(e)	160,000	149,326
Charles River Laboratories International, Inc., 4.250%, 05/01/2028(e)	420,000	411,428
CHS/Community Health Systems, Inc., 6.875%, 04/01/2028(e)	220,000	199,980
DaVita, Inc., 4.625%, 06/01/2030(e)	440,000	411,488

See Notes to Financial Statements.
18	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	Principal Amount	Value

Healthcare (continued)
Encompass Health Corp.:
4.750%, 02/01/2030	$250,000	$240,416
4.625%, 04/01/2031	140,000	131,286
Hologic, Inc., 3.250%, 02/15/2029(e)	300,000	280,510
Tenet Healthcare Corp.:
6.125%, 10/01/2028(e)	700,000	712,149
6.875%, 11/15/2031	70,000	74,885
		2,742,280

Industrial Equipment - 0.03%
Ritchie Bros Holdings, Inc., 4.750%, 12/15/2031(e)	100,000	97,662

Insurance - 0.25%
MGIC Investment Corp., 5.250%, 08/15/2028	290,000	286,807
NMI Holdings, Inc., 7.375%, 06/01/2025(e)	180,000	189,230
Radian Group, Inc.:
4.500%, 10/01/2024	150,000	150,940
4.875%, 03/15/2027	190,000	191,192
		818,169

Leisure Goods/Activities/Movies - 0.77%
Carnival Corp., 7.625%, 03/01/2026(e)	735,000	740,659
Cinemark USA, Inc., 5.875%, 03/15/2026(e)	376,000	365,160
Live Nation Entertainment, Inc., 4.750%, 10/15/2027(e)	700,000	683,739
NCL Corp., Ltd., 5.875%, 02/15/2027(e)	72,000	71,012
Royal Caribbean Cruises, Ltd., 4.250%, 07/01/2026(e)	530,000	493,944
SeaWorld Parks & Entertainment, Inc., 5.250%, 08/15/2029(e)	150,000	143,370
		2,497,884

Lodging & Casinos - 0.61%
CDI Escrow Issuer, Inc., 5.750%, 04/01/2030(e)	65,000	65,732
Churchill Downs, Inc., 4.750%, 01/15/2028(e)	640,000	622,003
Full House Resorts, Inc., 8.250%, 02/15/2028(e)	130,000	133,077
Go Daddy Operating Co. LLC / GD Finance Co, Inc., 3.500%, 03/01/2029(e)	30,000	27,628
Hilton Domestic Operating Co., Inc.:
3.750%, 05/01/2029(e)	150,000	141,094
4.875%, 01/15/2030	800,000	799,760
Travel + Leisure Co., 4.625%, 03/01/2030(e)	220,000	205,018
		1,994,312

Nonferrous Metals/Minerals - 0.18%
Commercial Metals Co., 3.875%, 02/15/2031	295,000	268,587
Minerals Technologies, Inc., 5.000%, 07/01/2028(e)	90,000	85,837
SunCoke Energy, Inc., 4.875%, 06/30/2029(e)	235,000	221,840
		576,264

Oil & Gas - 3.11%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 7.875%, 05/15/2026(e)	430,000	466,004
Apache Corp., 5.350%, 07/01/2049	300,000	289,300
Athabasca Oil Corp., 9.750%, 11/01/2026(e)	150,000	159,922
Baytex Energy Corp., 8.750%, 04/01/2027(e)	110,000	118,119
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(e)	150,000	148,279
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 01/15/2027(e)	450,000	419,027
Civitas Resources, Inc., 5.000%, 10/15/2026(e)	180,000	178,654

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	19

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	Principal Amount	Value

Oil & Gas (continued)
CNX Resources Corp., 6.000%, 01/15/2029(e)	$380,000	$384,296
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029(e)	255,000	254,574
EnLink Midstream Partners LP, 5.450%, 06/01/2047	665,000	561,606
Ensign Drilling, Inc., 9.250%, 04/15/2024(e)	140,000	138,453
Exterran Energy Solutions LP / EES Finance Corp., 8.125%, 05/01/2025	100,000	100,950
Global Partners LP / GLP Finance Corp., 7.000%, 08/01/2027	290,000	290,315
Laredo Petroleum, Inc., 9.500%, 01/15/2025	270,000	281,961
Matador Resources Co., 5.875%, 09/15/2026	440,000	448,646
MEG Energy Corp.:
7.125%, 02/01/2027(e)	180,000	188,700
5.875%, 02/01/2029(e)	210,000	213,288
Murphy Oil Corp., 6.375%, 07/15/2028	388,000	404,185
Murphy Oil USA, Inc., 3.750%, 02/15/2031(e)	120,000	109,750
Nabors Industries, Ltd.:
7.250%, 01/15/2026(e)	440,000	440,735
7.500%, 01/15/2028(e)	405,000	395,705
Northern Oil and Gas, Inc., 8.125%, 03/01/2028(e)	190,000	198,248
Occidental Petroleum Corp.:
6.200%, 03/15/2040	240,000	266,897
4.625%, 06/15/2045	270,000	262,480
6.600%, 03/15/2046	70,000	82,398
Patterson-UTI Energy, Inc., 5.150%, 11/15/2029	350,000	342,003
PBF Holding Co. LLC / PBF Finance Corp., 6.000%, 02/15/2028	610,000	491,364
Penn Virginia Holdings LLC, 9.250%, 08/15/2026(e)	170,000	179,529
Petrofac, Ltd., 9.750%, 11/15/2026(e)	450,000	412,337
Precision Drilling Corp., 6.875%, 01/15/2029(e)	350,000	355,675
SM Energy Co., 6.750%, 09/15/2026	440,000	453,042
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	260,000	245,622
Transocean, Inc.:
7.250%, 11/01/2025(e)	385,000	335,377
7.500%, 01/15/2026(e)	300,000	261,000
W&T Offshore, Inc., 9.750%, 11/01/2023(e)	270,000	269,063
		10,147,504

Publishing - 0.17%
Clear Channel Outdoor Holdings, Inc., 7.500%, 06/01/2029(e)	455,000	454,559
Gartner, Inc., 3.625%, 06/15/2029(e)	95,000	89,194
		543,753

Radio & Television - 0.44%
Gray Escrow II, Inc., 5.375%, 11/15/2031(e)	230,000	220,225
National CineMedia LLC, 5.875%, 04/15/2028(e)	170,000	148,816
Scripps Escrow II, Inc., 5.375%, 01/15/2031(e)	230,000	220,542
Sirius XM Radio, Inc.:
4.000%, 07/15/2028(e)	260,000	247,353
3.875%, 09/01/2031(e)	495,000	451,279
Urban One, Inc., 7.375%, 02/01/2028(e)	150,000	150,793
		1,439,008

Real Estate Investment Trust and Real Estate Operating Companies - 0.43%
iStar, Inc., 4.250%, 08/01/2025	270,000	266,081
New Residential Investment Corp., 6.250%, 10/15/2025(e)	260,000	249,991

See Notes to Financial Statements.
20	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	Principal Amount	Value

Real Estate Investment Trust and Real Estate Operating Companies (continued)
Starwood Property Trust, Inc., 4.375%, 01/15/2027(e)	$910,000	$883,924
		1,399,996

Retailers (except food & drug) - 0.34%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(e)	430,000	400,296
Bed Bath & Beyond, Inc., 5.165%, 08/01/2044	80,000	56,961
FirstCash, Inc., 4.625%, 09/01/2028(e)	480,000	447,211
Sonic Automotive, Inc., 4.625%, 11/15/2029(e)	230,000	207,289
		1,111,757

Steel - 0.47%
Allegheny Technologies, Inc.:
4.875%, 10/01/2029	40,000	37,954
5.125%, 10/01/2031	460,000	432,174
Carpenter Technology Corp.:
6.375%, 07/15/2028	100,000	100,529
7.625%, 03/15/2030	260,000	266,553
Cleveland-Cliffs, Inc., 4.875%, 03/01/2031(e)	300,000	297,267
United States Steel Corp.:
6.875%, 03/01/2029	350,000	364,613
6.650%, 06/01/2037	50,000	51,830
		1,550,920

Surface Transport - 0.15%
Danaos Corp., 8.500%, 03/01/2028(e)	100,000	107,123
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(e)	180,000	176,775
Holly Energy Partners LP / Holly Energy Finance Corp., 5.000%, 02/01/2028(e)	220,000	209,136
		493,034

Telecommunications - 0.24%
Lumen Technologies, Inc.:
7.600%, 09/15/2039	110,000	105,870
7.650%, 03/15/2042	140,000	135,389
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(e)	180,000	162,367
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(e)	200,000	186,732
Viavi Solutions, Inc., 3.750%, 10/01/2029(e)	190,000	178,545
		768,903

Utilities - 0.22%
FirstEnergy Corp., 7.375%, 11/15/2031	285,000	352,032

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	21

Blackstone Floating Rate Enhanced Income Fund	Portfolio of Investments
March 31, 2022 (Unaudited)

	Principal Amount	Value

Utilities (continued)
Vistra Operations Co. LLC, 4.375%, 05/01/2029(e)	$400,000	$378,516
		730,548

TOTAL CORPORATE BONDS
(Cost $50,544,113)		49,930,274

	Shares	Value
WARRANTS - 0.00%
Healthcare - 0.00%
Carestream Health expires 12/31/2049 at $0.01(b)	33	–

TOTAL WARRANTS
(Cost $0)		–

SHORT TERM INVESTMENTS - 1.12%
Fidelity Treasury Portfolio
(0.136% 7-Day Yield)	3,667,530	3,667,530

TOTAL SHORT TERM INVESTMENTS
(Cost $3,667,530)		3,667,530

Total Investments- 149.41%
(Cost $493,370,091)		487,684,338

Liabilities in Excess of Other Assets - (2.43)%		(7,919,860)

Leverage Facility - (46.98)%		(153,350,000)

Net Assets - 100.00%		$326,414,478

Amounts above are shown as a percentage of net assets as of March 31, 2022.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

Reference Rates:

1M US L - 1 Month LIBOR as of March 31, 2022 was 0.45%

3M US L - 3 Month LIBOR as of March 31, 2022 was 0.96%

6M US L - 6 Month LIBOR as of March 31, 2022 was 1.47%

3M US SOFR - 3 Month Secured Overnight Financing Rate as of March 31, 2022 was 0.29%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of March 31, 2022. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2022, the Fund has unfunded delayed draw loans in the amount of $1,525,687. Fair value of these unfunded delayed draws was $1,515,097.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $56,324,151, which represented approximately 17.26% of net assets as of March 31, 2022. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

See Notes to Financial Statements.
22	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Statement of Assets and Liabilities
March 31, 2022 (Unaudited)

ASSETS:
Investments, at fair value (Cost $493,370,091)	$487,684,338
Cash	710,454
Receivable for investment securities sold	25,601,270
Interest receivable	1,967,069
Tax reclaim receivable	5,802
Net unrealized appreciation on unfunded loan commitments	11,369
Receivable due from Adviser	4,651
Receivable for shares sold	872,599
Prepaid expenses and other assets	16,485
Total Assets	516,874,037

LIABILITIES:
Payable for investment securities purchased	34,321,769
Leverage facility	153,350,000
Interest due on leverage facility	186,968
Distributions payable to common shareholders	1,469,283
Accrued trustees' fees payable	28,101
Accrued distribution fees payable	32,472
Accrued shareholder servicing fees payable	32,505
Accrued transfer agent fees payable	74,882
Other payables and accrued expenses	963,579
Total Liabilities	190,459,559
Net Assets Attributable to Common Shareholders	$326,414,478

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Par value ($0.001 per share, applicable to 13,914,732 shares issued and outstanding)	$13,915
Paid-in capital in excess of par value	355,035,004
Total distributable earnings	(28,634,441)
Net Assets Attributable to Common Shareholders	$326,414,478

NET ASSET VALUE
Class I:
Net asset value per share	$23.41
Net assets	172,519,590
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	7,368,330

Class T:
Net asset value per share	23.37
Net assets	128,732,843
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	5,508,474

Class D:
Net asset value per share	23.45
Net assets	112,567
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	4,801

Class T-I:
Net asset value per share	23.95
Net assets	8,582,450
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	358,378

Class U:
Net asset value per share	24.40
Net assets	16,467,028
Shares of beneficial interest outstanding (unlimited shares authorized, par value $0.001 per share)	674,749

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	23

Blackstone Floating Rate Enhanced Income Fund	Statement of Operations
For the Six Months Ended March 31, 2022 (Unaudited)

INVESTMENT INCOME:
Interest	$12,092,931
Other income	76,714
Total Investment Income	12,169,645

EXPENSES:
Advisory fee	1,655,657
Fund accounting and administration fees	175,301
Distribution fees	199,438
Shareholder servicing fees	199,622
Offering cost	8,507
Insurance expense	49,078
Legal and audit fees	369,990
Custodian fees	69,929
Trustees' fees and expenses	69,069
Printing expense	96,563
Transfer agent fees	160,384
Interest on leverage facility	904,574
Other expenses	29,869
Total expenses	3,987,981
Reimbursement from Adviser/Advisory fee waiver	(373,044)
Net Expenses	3,614,937
Net Investment Income	8,554,708

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized loss on:
Investment securities and unfunded commitments	(2,302,070)
Net realized loss	(2,302,070)
Net change in unrealized appreciation/(depreciation) on:
Investment securities and unfunded commitments	(8,324,570)
Net change in unrealized appreciation/(depreciation) on investments	(8,324,570)
Net Realized and Unrealized Loss on Investments	(10,626,640)

Net Decrease in Net Assets Attributable to Common Shares from Operations	$(2,071,932)

See Notes to Financial Statements.
24	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021
FROM OPERATIONS:
Net investment income	$8,554,708	$18,074,464
Net realized gain/(loss) on investments	(2,302,070)	785,702
Net change in unrealized appreciation/(depreciation) on investment securities and unfunded commitments	(8,324,570)	15,388,628
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	(2,071,932)	34,248,794

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class I	(4,604,054)	(8,378,689)
Class T	(3,207,639)	(7,466,095)
Class D	(2,831)	(6,373)
Class T-I	(202,904)	(349,084)
Class U	(406,309)	(895,406)
Net Decrease in Net Assets from Distributions to Common Shareholders	(8,423,737)	(17,095,647)

SHARES TRANSACTIONS, IN DOLLARS:
Class I
Proceeds from shares sold	20,331,518	50,489,483
Distributions reinvested	1,515,554	2,894,699
Cost of shares redeemed	(10,214,127)	(26,831,660)
Redemption fees	3,454	3,486
Class T
Proceeds from shares sold	3,991,222	7,075,299
Distributions reinvested	1,591,150	3,529,534
Cost of shares redeemed	(10,689,309)	(31,881,509)
Redemption fees	–	773
Class D
Proceeds from shares sold	10,020	25,000
Distributions reinvested	–	98
Cost of shares redeemed	(19,543)	(49,325)
Redemption fees	–	–
Class T-I
Proceeds from shares sold	732,663	2,228,013
Distributions reinvested	13,676	24,455
Cost of shares redeemed	–	(184,205)
Redemption fees	–	219
Class U
Distributions reinvested	326,538	759,634
Cost of shares redeemed	(501,227)	(1,150,962)
Redemption fees	–	2,411
Net Increase from Capital Share Transactions	7,091,589	6,935,443
Net Increase/(Decrease) in Net Assets	(3,404,080)	24,088,590

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	25

Blackstone Floating Rate Enhanced Income Fund	Statements of Changes in Net Assets (Continued)

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021
NET ASSETS
Beginning of period	$329,818,558	$305,729,968
End of period	$326,414,478	$329,818,558

SHARE TRANSACTIONS, IN SHARES:
Class I
Beginning shares	6,887,241	5,784,140
Shares sold	847,650	2,112,003
Reinvestment in shares	63,657	121,245
Shares redeemed	(430,218)	(1,130,147)
Net change in shares resulting from shares transactions	481,089	1,103,101
Ending shares	7,368,330	6,887,241

Class T
Beginning shares	5,723,013	6,622,925
Shares sold	167,290	295,552
Reinvestment in shares	66,938	148,081
Shares redeemed	(448,767)	(1,343,545)
Net change in shares resulting from shares transactions	(214,539)	(899,912)
Ending shares	5,508,474	5,723,013

Class D
Beginning shares	5,189	6,262
Shares sold	422	1,041
Reinvestment in shares	–	4
Shares redeemed	(809)	(2,118)
Net change in shares resulting from shares transactions	(387)	(1,073)
Ending shares	4,802	5,189

Class T-I
Beginning shares	327,887	243,498
Shares sold	29,929	90,948
Reinvestment in shares	562	999
Shares redeemed	–	(7,558)
Net change in shares resulting from shares transactions	30,491	84,389
Ending shares	358,378	327,887

Class U
Beginning shares	681,694	697,249
Shares sold	–	–
Reinvestment in shares	13,157	30,530
Shares redeemed	(20,102)	(46,085)
Net change in shares resulting from shares transactions	(6,945)	(15,555)
Ending shares	674,749	681,694

See Notes to Financial Statements.
26	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Statement of Cash Flows
For the Six Months Ended March 31, 2022 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets attributable to common shares from operations	$(2,071,932)
Adjustments to reconcile net increase/decrease in net assets attributable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(254,223,743)
Proceeds from disposition of investment securities	223,420,328
Net proceeds from short-term investment securities	16,223,670
Discounts accreted/premiums amortized	(427,631)
Net realized loss on:
Investment securities	2,302,070
Net change in unrealized depreciation on:
Investment securities and unfunded commitments	8,324,570
(Increase)/Decrease in assets:
Receivable due from Adviser	22,946
Interest receivable	234,565
Net unrealized appreciation on unfunded loan commitments	(11,369)
Prepaid offering costs	8,507
Prepaid expenses and other assets	56,642
Tax reclaim receivable	(5,802)
Increase/(Decrease) in liabilities:
Interest due on leverage facility	58,064
Net unrealized depreciation on unfunded loan commitments	(1,507)
Accrued trustees' fees payable	(7,413)
Accrued distribution fees payable	947
Accrued shareholder servicing fees payable	984
Accrued transfer agent fees payable	4,222
Other payables and accrued expenses	63,009
Net Cash Provided by (Used in) Operating Activities	(6,028,873)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	27,950,000
Payments on leverage facility	(23,300,000)
Cost of shares redeemed - net of redemption fees	(21,420,752)
Proceeds from shares sold	25,176,826
Distributions paid to common shareholders (net of distributions reinvested)	(4,950,744)
Net Cash Provided by (Used in) Financing Activities	3,455,330

Net Decrease in Cash	(2,573,543)
Cash, beginning balance	$3,283,997
Cash, ending balance	$710,454

Supplemental disclosure of cash flow information:
Cash paid on interest on leverage facility	$917,038
Reinvestment of distributions	$3,446,918

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	27

Blackstone Floating Rate Enhanced Income Fund – Class I	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period January 18, 2018 (Commencement of Operations) to September 30, 2018
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$24.16		$22.85	$24.24	$25.00	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.64		1.44	1.46	1.66	0.90
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	(0.76)		1.23	(1.41)	(0.76)	(0.01)
Total Income/(Loss) from Investment Operations	(0.12)		2.67	0.05	0.90	0.89

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.63)		(1.36)	(1.44)	(1.66)	(0.89)
Total Distributions to Shareholders	(0.63)		(1.36)	(1.44)	(1.66)	(0.89)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	–

Net asset value - end of period	$23.41		$24.16	$22.85	$24.24	$25.00

Total Investment Return - Net Asset Value(c)	(0.50%)		11.93%	0.49%	3.82%	3.61%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from
Adviser and Advisory fee waiver	2.17	%(f)	2.17%	2.63%	3.30%	3.40	%(d)
Advisory Fee	1.00	%(f)	1.00%	1.00%	1.00%	1.00	%(d)
Expenses before reimbursement from Adviser and Advisory fee waiver	0.62	%(f)	0.63%	0.60%	0.73%	1.60	%(d)
Interest on leverage	0.55	%(f)	0.54%	1.03%	1.57%	0.80	%(d)
Reimbursement from Adviser and Advisory fee waiver	(0.22	%)(f)	(0.28%)	(0.27%)	(0.59%)	(2.15	%)(d)
Total expenses after reimbursement from Adviser and Advisory fee waiver	1.95	%(f)	1.89%	2.36%	2.71%	1.25	%(d)
Excluded expenses(e)	(1.55	%)(f)	(1.54%)	(2.01%)	(2.36%)	(0.90	%)(d)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.40	%(f)	0.35%	0.35%	0.35%	0.35	%(d)
Net investment income	5.41	%(f)	6.04%	6.42%	6.82%	5.17	%(f)

Net assets, end of period (000s)	$172,520		$166,404	$132,194	$215,196	$187,942
Portfolio turnover rate	46	%(g)	98%	87%	72%	40	%(g)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$153,350		$148,700	$148,000	$188,500	$115,000
Average borrowings outstanding during the period (000s)	$148,688		$146,669	$166,950	$168,989	$61,100	(h)
Asset coverage, end of period per $1,000(i)	$3,129		$3,218	$3,066	$3,083	$3,658

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Financial ratios have been annualized except for non-recurring costs such as audit, offering and organizational costs.
(e)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.

See Notes to Financial Statements.
28	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund – Class I	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

(f)	Annualized.
(g)	Percentage represents the results for the period and is not annualized.
(h)	Since first borrowing was made on March 6, 2018.
(i)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	29

Blackstone Floating Rate Enhanced Income Fund – Class T	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period May 7, 2018 (Commencement of Operations) to September 30, 2018
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$24.12		$22.81	$24.19	$24.94	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.58		1.32	1.33	1.53	0.58
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	(0.76)		1.23	(1.39)	(0.75)	(0.09)
Total Income/(Loss) from Investment Operations	(0.18)		2.55	(0.06)	0.78	0.49

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.57)		(1.24)	(1.33)	(1.54)	(0.55)
Total Distributions to Shareholders	(0.57)		(1.24)	(1.33)	(1.54)	(0.55)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	–		0.00 (b)	0.01	0.01	–

Net asset value - end of period	$23.37		$24.12	$22.81	$24.19	$24.94

Total Investment Return - Net Asset Value(c)	(0.75%)		11.39%	0.02%	3.33%	2.00%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from
Adviser and Advisory fee waiver	2.67	%(f)	2.66%	3.12%	3.86%	3.90	%(d)
Advisory Fee	1.00	%(f)	1.00%	1.00%	1.00%	1.00	%(d)
Expenses before reimbursement from Adviser and Advisory fee waiver	1.12	%(f)	1.12%	1.12%	1.29%	1.83	%(d)
Interest on leverage	0.55	%(f)	0.54%	1.00%	1.57%	1.07	%(d)
Reimbursement from Adviser and Advisory fee waiver	(0.22	%)(f)	(0.27%)	(0.29%)	(0.62%)	(1.85	%)(d)
Total expenses after reimbursement from Adviser and Advisory fee waiver	2.45	%(f)	2.39%	2.83%	3.24%	2.05	%(d)
Excluded expenses(e)	(2.05	%)(f)	(2.04%)	(2.48%)	(2.89%)	(1.70	%)(d)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.40	%(f)	0.35%	0.35%	0.35%	0.35	%(d)
Net investment income	4.91	%(f)	5.53%	5.88%	6.31%	5.86	%(f)

Net assets, end of period (000s)	$128,733		$138,018	$151,091	$177,032	$117,661
Portfolio turnover rate	46	%(g)	98%	87%	72%	40	%(g)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$153,350		$148,700	$148,000	$188,500	$115,000
Average borrowings outstanding during the period (000s)	$148,688		$146,669	$166,950	$168,989	$61,100	(h)
Asset coverage, end of period per $1,000(i)	$3,129		$3,218	$3,066	$3,083	$3,658

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Financial ratios have been annualized except for non-recurring costs such as audit, offering and organizational costs.
(e)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.

See Notes to Financial Statements.
30	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund – Class T	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

(f)	Annualized.
(g)	Percentage represents the results for the period and is not annualized.
(h)	Since first borrowing was made on March 6, 2018.
(i)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	31

Blackstone Floating Rate Enhanced Income Fund – Class D	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Period October 1, 2018 (Commencement of Operations) to September 30, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$24.19		$22.89	$24.24	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.61		1.38	1.38	1.59
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	(0.74)		1.23	(1.38)	(0.74)
Total Income/(Loss) from Investment Operations	(0.13)		2.61	–	0.85

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.61)		(1.31)	(1.39)	(1.61)
Total Distributions to Shareholders	(0.61)		(1.31)	(1.39)	(1.61)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	–		–	0.04	–

Net asset value - end of period	$23.45		$24.19	$22.89	$24.24

Total Investment Return - Net Asset Value(b)	(0.57%)		11.60%	0.41%	3.57%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from Adviser and Advisory fee waiver	4.25	%(c)	12.26%	2.89%	3.65%
Advisory Fee	1.00	%(c)	1.00%	1.00%	1.00%
Expenses before reimbursement from Adviser and Advisory fee waiver	2.70	%(c)	10.72%	0.94%	1.06%
Interest on leverage	0.55	%(c)	0.54%	0.95%	1.59%
Reimbursement from Adviser and Advisory fee waiver	(2.05	%)(c)	(10.12%)	(0.35%)	(0.67%)
Total expenses after reimbursement from Adviser and Advisory fee waiver	2.20	%(c)	2.14%	2.54%	2.98%
Excluded expenses(d)	(1.80	%)(c)	(1.79%)	(2.19%)	(2.63%)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.40	%(c)	0.35%	0.35%	0.35%
Net investment income	5.16	%(e)	5.78%	6.11%	6.57%

Net assets, end of period (000s)	$113		$126	$143	$70
Portfolio turnover rate	46	%(f)	98%	87%	72%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$153,350		$148,700	$148,000	$188,500
Average borrowings outstanding during the period (000s)	$148,688		$146,669	$166,950	$168,989
Asset coverage, end of period per $1,000(g)	$3,129		$3,218	$3,066	$3,083

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Financial ratios have been annualized except for non-recurring costs such as offering costs.
(d)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(e)	Annualized.
(f)	Percentage represents the results for the period and is not annualized.
(g)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.
32	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund – Class T-I	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Period April 22, 2019 (Commencement of Operations) to September 30,2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$24.71		$23.38	$24.71	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.60		1.35	1.28	0.67
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	(0.77)		1.25	(1.41)	(0.28)
Total Income/(Loss) from Investment Operations	(0.17)		2.60	(0.13)	0.39

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.59)		(1.27)	(1.35)	(0.68)
Total Distributions to Shareholders	(0.59)		(1.27)	(1.35)	(0.68)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	–		0.00 (b)	0.15	–

Net asset value - end of period	$23.95		$24.71	$23.38	$24.71

Total Investment Return - Net Asset Value(c)	(0.71%)		11.33%	0.35%	1.58%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from Adviser and Advisory fee waiver	2.78	%(d)	2.95%	4.97%	27.10	%(d)
Advisory Fee	1.00	%(d)	1.00%	1.00%	1.00	%(d)
Expenses before reimbursement from Adviser and Advisory fee waiver	1.23	%(d)	1.41%	3.23%	24.49	%(d)
Interest on leverage	0.55	%(d)	0.54%	0.74%	1.61	%(d)
Reimbursement from Adviser and Advisory fee waiver	(0.33	%)(d)	(0.56%)	(2.37%)	(23.65	%)(d)
Total expenses after reimbursement from Adviser and Advisory fee waiver	2.45	%(d)	2.39%	2.60%	3.45	%(d)
Excluded expenses(e)	(2.05	%)(d)	(2.04%)	(2.25%)	(3.10	%)(d)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.40	%(d)	0.35%	0.35%	0.35	%(d)
Net investment income	4.91	%(f)	5.54%	5.74%	6.17	%(f)

Net assets, end of period (000s)	$8,582		$8,103	$5,693	$287
Portfolio turnover rate	46	%(g)	98%	87%	72%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$153,350		$148,700	$148,000	$188,500
Average borrowings outstanding during the period (000s)	$148,688		$146,669	$166,950	$168,989
Asset coverage, end of period per $1,000(h)	$3,129		$3,218	$3,066	$3,083

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Financial ratios have been annualized except for non-recurring costs such as offering costs.
(e)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(f)	Annualized.
(g)	Percentage represents the results for the period and is not annualized.
(h)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	33

Blackstone Floating Rate Enhanced Income Fund – Class U	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Six Months March 31, 2022 (Unaudited)		For the Year Ended September 30, 2021	For the Period November 29, 2019 (Commencement of Operations) to September 30, 2020
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$25.18		$23.82	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.61		1.38	1.09
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	(0.79)		1.28	(1.15)
Total Income/(Loss) from Investment Operations	(0.18)		2.66	(0.06)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.60)		(1.30)	(1.13)
Total Distributions to Shareholders	(0.60)		(1.30)	(1.13)

REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	–		0.00 (b)	0.01

Net asset value - end of period	$24.40		$25.18	$23.82

Total Investment Return - Net Asset Value(c)	(0.74%)		11.36%	0.01%

RATIOS TO AVERAGE NET ASSETS
Total expenses before reimbursement from Adviser and Advisory fee waiver	2.68	%(d)	2.84%	4.11	%(d)
Advisory Fee	1.00	%(d)	1.00%	1.00	%(d)
Expenses before reimbursement from Adviser and Advisory fee waiver	1.13	%(d)	1.30%	2.42	%(d)
Interest on leverage	0.55	%(d)	0.54%	0.69	%(d)
Reimbursement from Adviser and Advisory fee waiver	(0.23	%)(d)	(0.45%)	(1.58	%)(d)
Total expenses after reimbursement from Adviser and Advisory fee waiver	2.45	%(d)	2.39%	2.53	%(d)
Excluded expenses(e)	(2.05	%)(d)	(2.04%)	(2.18	%)(d)
Total expenses, net of excluded expenses, after reimbursement from Adviser and Advisory fee waiver	0.40	%(d)	0.35%	0.35	%(d)
Net investment income	4.90	%(d)	5.53%	5.66	%(f)

Net assets, end of period (000s)	$16,467		$17,168	$16,609
Portfolio turnover rate	46	%(g)	98%	87	%(g)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$153,350		$148,700	$148,000
Average borrowings outstanding during the period (000s)	$148,688		$146,669	$166,950
Asset coverage, end of period per $1,000(h)	$3,129		$3,218	$3,066

(a)	Calculated using average common shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Financial ratios have been annualized except for non-recurring costs such as offering costs.
(e)	Represents expenses excluded from reimbursement by the Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 3.
(f)	Annualized.
(g)	Percentage represents the results for the period and is not annualized.
(h)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Tranche A Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.
34	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone Floating Rate Enhanced Income Fund (formerly known as Blackstone / GSO Floating Rate Enhanced Income Fund, the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, and operates as a diversified, closed-end management investment company. The Fund engages in continuous offering of shares and operates as an interval fund that offers to make monthly repurchases of shares at the net asset value (the “NAV”).

The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates.

The Fund was organized as a Delaware statutory trust on June 20, 2017 pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Fund had no operations from that date to November 10, 2017, other than those related to organizational matters and the registration of its shares under applicable securities laws. Blackstone Liquid Credit Strategies LLC (the “Adviser”) purchased 4,000 Institutional Class I Common Shares (“Class I Shares”) at a NAV of $25.00 per share on November 10, 2017. The Fund is authorized to issue an unlimited number of Class I Shares, Advisory Class D Common Shares (“Class D Shares”), Brokerage Class T Common Shares (“Class T Shares”), Brokerage Class T-I Common Shares (“Class T-I Shares”) and Brokerage Class U Common Shares (“Class U Shares”), and a maximum offering of $3,000,000,000 of common shares. Class I Shares commenced operations on January 18, 2018, Class T Shares commenced operations on May 7, 2018, Class D Shares commenced operations on October 1, 2018, Class T-I Shares commenced operations on April 22, 2019 and Class U Shares commenced operations on November 29, 2019. As of March 31, 2022, Class I Shares (BGFLX), Class T Shares (BGFTX), Class D Shares (BGFDX), Class T-I Shares (BGFPX) and Class U Shares (BGFVX) were outstanding.

The Fund was previously classified as a non-diversified management investment company for purposes of the 1940 Act. As a result of ongoing operations, the Fund is now classified as a diversified management investment company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of the Fund’s total assets may be invested in any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, excepting cash and cash items, U.S. government securities, and securities of other investment companies). The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an investment company under reporting requirements of U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: The Fund’s NAV is determined daily on each day that the New York Stock Exchange (“Exchange”) is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized loan obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Non-U.S. Instruments are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Semi-Annual Report | March 31, 2022	35

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the date of measurement.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Fund’s investments under the fair value hierarchy levels as of March 31, 2022:

Blackstone Floating Rate Enhanced Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Business Equipment & Services	$–	$60,395,989	$2,543,802	$62,939,791
Drugs	–	8,036,265	569,148	8,605,413
Leisure Goods/Activities/Movies	–	15,994,250	1,239,700	17,233,950
Other	–	324,224,941	–	324,224,941
Collateralized Loan Obligation Securities Structured Finance Obligations	–	–	21,082,439	21,082,439
Corporate Bonds	–	49,930,274	–	49,930,274
Warrants
Healthcare	–	–	–	–
Short Term Investments	3,667,530	–	–	3,667,530
Total	$3,667,530	$458,581,719	$25,435,089	$487,684,338

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	11,369	–	11,369
Total	–	11,369	–	11,369

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

36	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Blackstone Floating Rate Enhanced Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligations Securities	Warrants	Total
Balance as of September 30, 2021	$7,420,006	$12,198,205	$130,429	$19,748,640
Accrued Discount/premium	3,694	7,247	─	10,941
Realized Gain/(Loss)	8,966	118,708	─	127,674
Change in Unrealized Appreciation/(Depreciation)	(88,246)	(376,682)	(130,429)	(595,357)
Purchases	8,373,791	8,650,675	─	17,024,466
Sales Proceeds	(1,890,244)	(6,780,625)	─	(8,670,869)
Transfer Into Level 3	─	7,264,911	─	7,264,911
Transfer Out of Level 3	(9,475,317)	─	─	(9,475,317)
Balance as of March 31, 2022	$4,352,650	$21,082,439	$ ─	$25,435,089
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2022	$1,503	$(294,309)	$(130,429)	$(423,235)

Information about Level 3 fair value measurements as of March 31, 2022:

	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$4,352,650	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	21,082,439	Third-party vendor pricing service	Broker quotes	N/A
Warrants	─	Performance Multiple Methodology	EBITDA Multiple(a)	4.25x

(a)	A change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if any, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the period ended March 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Distributions to Shareholders: The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. The Fund declares income dividends daily and distributes them monthly. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Semi-Annual Report | March 31, 2022	37

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

Offering Costs: Offering costs incurred by the Fund since inception of $1,622,394 were treated as deferred charges until operations commenced and were amortized over a 12-month period using the straight line method. During the period ended March 31, 2022, $8,507 in offering costs were amortized.

COVID-19 and Global Economic and Market Conditions: The impact of the novel coronavirus (“COVID-19”) pandemic has rapidly evolved around the globe, causing disruption in the U.S. and global economies. Although the global economy continued reopening in early 2022 and robust economic activity has supported a continued recovery, certain geographies, most notably China, have experienced setbacks. The estimates and assumptions underlying the Fund’s financial statements are based on the information available as of March 31, 2022. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. FEES AND EXPENSES

Investment Advisory

The Adviser, a wholly-owned subsidiary of Blackstone Alternative Credit Advisors LP (formerly known as GSO Capital Partners LP) (collectively with its affiliates in the credit-focused business of Blackstone Inc., “Blackstone Credit”), is a registered investment adviser and is responsible for the day-to-day management of, and provides administrative and compliance oversight services to, the Fund.

Management Fees

The investment advisory agreement between the Fund and the Adviser provides for the Fund to pay a management fee to the Adviser at an annual rate equal to 1.00% of the average daily value of the Fund’s net assets (the “Management Fee”).

Expense Limitation and Reimbursement

Pursuant to an Expense Limitation and Reimbursement Agreement, through January 31, 2022, the Adviser has agreed to waive its compensation (and, to the extent necessary, bear other expenses of or make payments to the Fund) so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.35% of net assets (annualized). The Fund has agreed to repay waived amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.35% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Adviser bears the expense; provided, however, that the Adviser may recapture a Specified Expense in the same year it is incurred. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the management fee, (ii) the service fee, (iii) the distribution fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser). On November 18, 2021, the Fund entered into a new Expense Limitation and Reimbursement Agreement that took effect on February 1, 2022, under which the Adviser will waive its compensation and, to the extent necessary, bear other expenses of or make payments to the Fund so that Specified Expenses will not exceed 0.50% of net assets (annualized). Pursuant to the Expense Limitation and Reimbursement Agreement, the Adviser reimbursed $373,044 in fees and expenses to the Fund.

As of March 31, 2022, the repayments that potentially may be made by the Fund are as follows:

	Expenses reimbursed in year ending September 30, 2019	Expenses reimbursed in year ending September 30, 2020	Expenses reimbursed in year ending September 30, 2021	Expenses reimbursed in period ending March 31, 2022
Class	Subject to repayment until maximum expiration date of September 30, 2022	Subject to repayment until maximum expiration date of September 30, 2023	Subject to repayment until maximum expiration date of September 30, 2024	Subject to repayment until maximum expiration date of March 31, 2025
Class I	$378,990	$443,335	$406,008	$188,973
Class T	353,316	430,571	382,743	147,325
Class D	145	383	11,798	2,138
Class T-I	45,889	68,442	37,424	15,203
Class U	─	145,174	78,226	19,405
Total	$778,340	$1,087,905	$916,199	$373,044

38	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

Trustee Compensation

Effective January 1, 2022, the Fund and Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit Fund (collectively, the “Funds”) agreed to pay a retainer fee of $155,000 per annum to each Trustee who is not a director, officer, employee, or affiliate of Blackstone Credit or ALPS Fund Services, Inc. (“ALPS”). The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also agreed to receive a retainer fee of $12,000 per annum and the Lead Independent Trustee agreed to receive a retainer fee of $16,000 per annum from the Funds.

Distribution and Servicing Fees

Blackstone Securities Partners L.P. (formerly known as Blackstone Advisory Partners L.P.) (the “Distributor”), an affiliate of the Fund and of the Adviser, serves as the principal underwriter and distributor in the continuous public offering of the Fund’s Class I Shares, Class D Shares, Class T Shares, Class T-I Shares, and Class U Shares pursuant to a distribution agreement (“Distribution Agreement”) with the Fund, which is subject to annual approval by the Board. The Fund pays the Distributor a Service Fee that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class T Shares, Class D Shares, Class T-I Shares, and Class U Shares, respectively. The Fund pays the Distributor a Distribution Fee that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class T Shares, Class T-I Shares, and Class U Shares, respectively. For the period ended March 31, 2022, Class T Shares, Class D Shares, Class T-I Shares, and Class U Shares incurred servicing fees of $167,924, $139, $10,513, and $21,046, respectively, and Class T Shares, Class T-I Shares, and Class U Shares incurred distribution fees of $167,879, $10,513, and $21,046, respectively. Class I Shares do not incur a Service Fee or a Distribution Fee. The Distributor may pay all or a portion of these fees to selling agents.

Other Agreements

ALPS serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the NAV of the common shares and generally managing the administrative affairs of the Fund.

The Bank of New York Mellon serves as the Fund’s primary custodian. UMB Bank, N.A. serves as the Fund’s custodian for purposes of processing investor subscriptions and repurchases.

DST Systems Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund (the “Transfer Agent”).

ALPS, The Bank of New York Mellon, UMB Bank, N.A. and DST Systems Inc., are not considered affiliates of the Fund as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the period ended March 31, 2022, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone Floating Rate Enhanced Income Fund	$245,347,064	$228,943,138

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser and the Distributor are related parties of the Fund. Fees payable to related parties are disclosed in Note 3 and accrued amounts are disclosed in the Statement of Operations.

Blackstone Holdings Finance Co. L.L.C (“FINCO”), an affiliate of the investment adviser, pays expenses on behalf of the Fund from time to time. The Fund reimburses FINCO for such expenses paid on behalf of the Fund. FINCO does not charge any fees for providing such services. As of March 31, 2022, the reimbursement amount of $226,083, is recorded as other payables and accrued expenses to the Fund’s Statement of Assets and Liabilities.

During the period ended March 31, 2022, the Fund did not engage in cross trades with an affiliate pursuant to Rule 17a-7.

NOTE 6. LOANS AND OTHER INVESTMENTS

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes, or bonds. “Managed Assets” means net assets plus the amount of any borrowings, including loans from certain financial institutions and the issuance of debt securities (collectively, "Borrowings") for investment purposes. Under current market conditions, the Fund anticipates that its portfolio of floating rate instruments will primarily consist of floating rate loans (“Loans”). Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. At March 31, 2022, 86.08% of the Fund’s Managed Assets were held in floating rate loan interests.

Semi-Annual Report | March 31, 2022	39

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

The Loans that the Fund may invest in include Loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. The proceeds of Loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes.

Loans typically have rates of interest which are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund’s NAV as a result of changes in market interest rates. These base lending rates are primarily LIBOR (subject to the LIBOR transition as described in “Principal Risks—LIBOR Risk”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Loan from free cash flow, as described above. The degree to which borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Recent market conditions, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.

Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. To the extent a Loan is secured, there can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral of a secured Loan. The collateral of a secured Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Loans including, in certain circumstances, invalidating such Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance. At March 31, 2022 the Fund had invested $23,949,660 in second lien secured loans.

The Fund anticipates that substantially all of Fund’s assets, including its investments in Loans, may be invested in instruments rated below investment grade, such as those rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch or instruments comparably rated by other rating agencies, or in unrated instruments determined by the Adviser to be of comparable quality. Instruments rated Ba1 or lower by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Instruments rated BB+ or lower by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that of higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV.

The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative share price volatility.

The Adviser has established a counterparty and liquidity sub-committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the counterparty and liquidity sub-committee of the Adviser. The factors considered by the sub-committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

40	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

The Fund may acquire Loans through assignments or participations. The Fund will typically acquire Loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Loan through a participation. The Fund invests in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower rated debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. The underlying Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

The Fund may invest up to 20% of its Managed Assets in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act, including interpretations or modifications by the SEC. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares) or when the Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised or sub-advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

ETFs are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Semi-Annual Report | March 31, 2022	41

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

NOTE 7. GENERAL COMMITMENTS AND CONTINGENCIES

As of March 31, 2022, the Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value
Arc Falcon I, Inc., First Lien Delayed Draw Term Loan	$102,805	$100,449
AthenaHealth Group, Inc., First Lien Delayed Draw Term Loan	288,261	285,739
LTI Holdings, Inc., First Lien Delayed Draw Term Loan	302,632	300,362
Medical Solutions LLC First Lien Delayed Draw Term Loan	176,964	175,747
Pediatric Associates Holding Company, LLC First Lien Delayed Draw Term Loan	44,707	44,232
PRO MACH Group, Inc. Delayed, First Lien Delayed Draw Term Loan	161,117	160,614
Sovos Compliance, LLC, First Lien Delayed Draw Term Loan	349,952	349,954
Trident TPI Holdings, Inc. First Lien Delayed Draw Term Loan	23,230	22,978
VT Topco, Inc., First Lien Delayed Draw Term Loan	76,020	75,023
Total	$1,525,687	$1,515,097

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statement of Assets and Liabilities. For the period ended March 31, 2022, the Fund recorded a net change in unrealized appreciation/(depreciation) on unfunded loan commitments totaling $12,876.

NOTE 8. LEVERAGE

The Fund entered into a Credit Agreement (the "Agreement") with a syndicate of lenders party thereto to borrow money pursuant to a one-year revolving line of credit ("Leverage Facility") dated January 18, 2018, as amended on June 22, 2018, and as further amended on August 16, 2018 and as amended and restated on October 23, 2018, and as further amended and restated on December 28, 2018, and as amended on January 17, 2019, as further amended on June 27, 2019, as further amended on September 11, 2019, as further amended on January 16, 2020, as further amended on April 13, 2020, and as further amended on January 14, 2021, as further amended December 31, 2021 and January 27, 2022, to borrow up to an aggregate limit of $228,000,000 under two loan tranches, Tranche A and Tranche B. The Tranche A commitment allows for borrowings up to $200,000,000. The Tranche B commitment allows for borrowings for temporary purposes up to $28,000,000 and includes a swing line component with a commitment equal to $28,000,000. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.85% above LIBOR for each Tranche A loan, with LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other Tranche A loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion and (b) 0.90% above LIBOR with respect to each Tranche B Loan and each swing line loan with, LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one month thereafter. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable is (a) for Tranche A loans, 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts in all other events and (b) 0.15% for Tranche B loans. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At March 31, 2022, the Fund had borrowings outstanding under its Leverage Facility of $153,350,000, at an interest rate of 1.29% for Tranche A. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2022. For the days leverage was drawn during the period ended March 31, 2022, the average borrowings under the Fund’s Leverage Facility and the average interest rate was $148,995,879 and 1.10%, respectively for Tranche A, and $0 and 0%, respectively for Tranche B.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over Borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian, The Bank of New York Mellon.

The use of Borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage.

42	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

NOTE 9. REPURCHASE OFFERS

The Board has adopted a repurchase offer fundamental policy setting forth that the Fund will conduct monthly repurchase offers. This fundamental policy may be changed only with the approval of a majority of the outstanding voting securities of the Fund. The Fund is required to offer to repurchase at least 5% of its outstanding common shares with each repurchase offer and, under normal market conditions, the Board expects to authorize a 5% offer (“Repurchase Offer”) each month. The Fund may not offer to repurchase less than 5% nor more than 25% of its outstanding common shares during any three month period.

The time and dates by which Repurchase Offers must be accepted (“Repurchase Request Deadline”) are 4:00 p.m. Eastern time on the eighth business day of each month. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (“Repurchase Offer Amount”). Payment for all common shares repurchased pursuant to these offers will be made not later than 7 calendar days after the repurchase pricing date. Under normal circumstances, it is expected that the Repurchase Request Deadline will be the same date as the repurchase pricing date. Payment for common shares tendered will normally be made by the fourth business day (but in any case no later than the seventh calendar day) following the repurchase pricing date and, in every case, at least five business days before sending notification of the next monthly Repurchase Offer. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled.

The Fund may impose redemption fees of up to 2.00% on shares accepted for repurchase that have been held for less than one year. The Fund has elected not to impose the redemption fee on repurchases of common shares acquired through the reinvestment of dividends and distributions or submitted pursuant to an auto-rebalancing mechanism of a shareholder account.

During the period ended March 31, 2022, the Fund completed 6 monthly repurchase offers. In these offers, the Fund offered to repurchase no less than 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers were as follows:

Repurchase Request Deadline	Percentage of Outstanding Shares the Fund Offered to Repurchase(a)	Repurchase Pricing Date	Amount Repurchased	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased
October 12, 2021	5%	October 12, 2021	$2,172,790	90,206	0.66%
November 10, 2021	5%	November 10, 2021	2,756,998	114,431	0.82%
December 10, 2021	5%	December 10, 2021	4,949,286	206,340	1.48%
January 12, 2022	5%	January 12, 2022	941,268	39,155	0.28%
February 10, 2022	5%	February 10, 2022	5,671,075	237,182	1.67%
March 10, 2022	5%	March 10, 2022	4,932,789	212,581	1.51%

(a)	If total repurchase request exceeds 5% of the Fund’s outstanding shares, the Fund may increase the number of shares that it is offering to repurchase by up to an additional 2% of its total outstanding shares (provided that the Fund may not repurchase more than 2% in additional shares during any three-month period).

NOTE 10. PRINCIPAL RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks, which are further discussed in the Fund’s Prospectus. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Investment and Market Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the portfolio of floating rate instruments, other securities and derivative investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of common shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Repurchase Offers Risk: The Fund is an “interval fund” and, in order to provide liquidity to common shareholders, the Fund, subject to applicable law, will conduct repurchase offers for the Fund’s outstanding common shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the common shareholders, and repurchases generally will be funded from available cash, cash from the sale of common shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in an increased expense ratio for common shareholders who do not tender their common shares for repurchase, untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by (i) holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and (ii) holding back (i.e., not investing) cash from the sale of common shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs leverage, repurchases of common shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect holders of common shares who do not tender their common shares by increasing the Fund’s expenses and reducing any net investment income.

Semi-Annual Report | March 31, 2022	43

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding common shares as of the date of the repurchase request deadline, but any such increases in the amounts repurchased may not exceed an aggregate of 2% in any three month period. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if common shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding common shares (less any additional amounts repurchased in prior repurchase offers within a three month period) as of the date of the repurchase request deadline, the Fund will repurchase the common shares tendered on a pro rata basis, and common shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, common shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some common shareholders, in anticipation of proration, may tender more common shares than they wish to have repurchased in a particular month, thereby increasing the likelihood that proration will occur. A common shareholder may be subject to market and other risks, and the NAV of common shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered common shares is determined. In addition, the repurchase of common shares by the Fund will generally be a taxable event to common shareholders.

Large Shareholder Risk: To the extent a large proportion of common shares are held by a small number of common shareholders (or a single common shareholder), including affiliates of the Adviser, the Fund is subject to the risk that these shareholders will seek to sell common shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of common shares tendered by a small number of common shareholders (or a single common shareholder) may exceed the number of common shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by common shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each common shareholder.

Loans Risk: Under normal market conditions, the Fund will invest primarily in Loans. The Loans that the Fund may invest in include Loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Although most of the Fund’s investments are first lien loans and secured by first lien security interests in the applicable issuer’s assets, if an issuer defaults on its loan there is no guarantee we will be able to recover the principal amount of the loan. Although most of the Fund’s investments are first lien loans and secured by first lien security interests in the applicable issuer’s assets, if an issuer defaults on its loan there is no guarantee we will be able to recover the principal amount of the loan. Loans are subject to a number of risks, including, but not limited to, credit risk, “covenant-lite” obligations risk, liquidity risk, below investment grade instruments risk and management risk.

Although certain Loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Loans. To the extent that a Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Loans that are under-collateralized involve a greater risk of loss.

In general, the secondary trading market for Loans is not fully-developed. No active trading market may exist for certain Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Below Investment Grade, or High Yield, Instruments Risk: The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or "high yield" instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic downturn could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

44	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

Below investment grade instruments, though generally higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that for higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in Common Shares of the Fund, both in the short-term and the long-term.

“Covenant-lite” Obligations Risk: The Fund may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan held by the Fund begin to deteriorate in quality, the Fund’s ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay the Fund’s ability to seek to recover its investment.

Valuation Risk: Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such instrument carried on the Fund’s books.

Liquidity Risk: To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. However, securities that cannot be disposed of within seven days due solely to the Adviser’s compliance policies and procedures will not be subject to the limitations set forth above. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Credit Risk: Credit risk is the risk that one or more Loans or other instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund’s investments in certain Loans, losses may still occur because the market value of Loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk: The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for Loans or other floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

In March 2022, the Federal Reserve raised interest rates by 0.25%, the first increase since December 2018, and most recently, in May 2022, raised interest rates by 0.50% and indicated that it would raise rates at each of the remaining meetings in 2022.

Systematic Strategies Related to Bond Investments Risk: With respect to the bond portion of the Fund’s portfolio, to the extent to which the proprietary model used by the Adviser (the “Model”) or comparable methods or strategies are employed, certain of the Adviser’s securities analysis methods will rely on the assumption that the companies whose securities are purchased or sold, the rating agencies that review these securities, and other publicly available sources of information about these securities, are providing accurate and unbiased data. While the Adviser is alert to indications that data may be incorrect, there is always a risk that the Adviser’s analysis may be compromised by inaccurate or misleading information.

Semi-Annual Report | March 31, 2022	45

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

The Model the Adviser intends to utilize to manage the Fund’s bond investments could lead to unsatisfactory investments. The Adviser might not be able to effectively implement the Model, and there can be no guarantee that the Fund will achieve the desired results.

LIBOR Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. On July 29, 2021, the U.S. Federal Reserve System (“FRS”), in conjunction with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, formally recommended replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which benchmark rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors after the discontinuation thereof and there can be no assurance that any such replacement benchmark rate(s) will attain market acceptance. Before LIBOR ceases to exist, we and our portfolio companies may need to amend or restructure our existing LIBOR- based debt instruments and any related hedging arrangements that extend beyond June 30, 2023, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. In addition, from time to time we invest in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our funds currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on us, issuers of instruments in which we invest and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that may be included in our assets and liabilities;
•	Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;
•	Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;
•	Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;
•	Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and
•	Cause us to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

46	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

COVID-19 Risk: The global impact of the COVID-19 outbreak is still evolving, with new variants of COVID-19 continuing to be identified in around the world, causing many countries to institute quarantines, restrictions on travel, closing financial markets and/or restricting trading, and limiting hours of operations of non-essential businesses. Such actions are creating disruption in global supply chains, and adversely impacting a number of industries, including industries in which our portfolio companies operate. The outbreak of COVID-19 could have a continued adverse impact on economic and market conditions and, at times, has triggered a period of global economic slowdown.

The outbreak of COVID-19 and related effects, which continue to be unpredictable, could have a material adverse impact on our NAV, financial condition, liquidity, results of operations, and the businesses of our portfolio companies, among other factors. Negative impacts to our business as a result of the pandemic:

•	weakening financial conditions of or the bankruptcy or insolvency of portfolio companies, which may result in the inability of such portfolio companies to meet debt obligations, delays in collecting accounts receivable, defaults, or forgiveness or deferral of interest payments from such portfolio companies;
•	significant volatility in the markets for syndicated loans, which could cause rapid and large fluctuations in the values of such investments and adverse effects on the liquidity of any such investments;
•	deterioration in credit and financing market conditions, which may adversely impact our ability to access financing for our investments on favorable terms or at all;
•	operational impacts on our Adviser, Administrator and our other third-party advisors, service providers, vendors and counterparties, including independent valuation firms, our sub-administrator, our lenders and other providers of financing, brokers and other counterparties that we purchase and sell assets to and from, derivative counterparties, and legal and diligence professionals that we rely on for acquiring our investments;
•	limitations on our ability to ensure business continuity in the event our, or our third-party advisors’ and service providers’ continuity of operations plan is not effective or improperly implemented or deployed during a disruption;
•	the availability of key personnel of the Adviser, Administrator and our other service providers as they face changed circumstances and potential illness during the pandemic;
•	difficulty in valuing our assets in light of significant changes in the financial markets, including difficulty in forecasting discount rates and making market comparisons, and circumstances affecting the Adviser’s, Administrator’s and our service providers’ personnel during the pandemic;
•	limitations on our ability to raise capital in this offering;
•	significant changes to the valuations of pending investments; and
•	limitations on our ability to make distributions to our shareholders due to material adverse impacts on our cash flows from operations or liquidity.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, the availability and use of effective vaccines, mutations and variants of COVID-19 and uncertainty with respect to the duration of the global economic slowdown. COVID-19 and the current financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to our performance, financial condition, results of operations and ability to pay distributions.

Force Majeure Risk: The Fund may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.

Epidemic and Pandemic Risk: The world has been susceptible to epidemics/pandemics, most recently the novel coronavirus and related respiratory disease (“COVID-19”), which has been designated as a pandemic by the World Health Organization. Any outbreak of COVID-19, SARS, H1N1/09 flu, avian flu, other coronavirus, Ebola or other existing or new epidemics/pandemics, or the threat thereof, together with any resulting restrictions on travel or quarantines imposed, has had, and will continue to have, an adverse impact on the economy and business activity globally (including in the countries in which the Fund invests), and thereby is expected to adversely affect the performance of the Fund’s investments and the Fund’s ability to fulfill its investment objectives. Furthermore, the rapid development of epidemics/pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the Fund and the performance of its investments.

Semi-Annual Report | March 31, 2022	47

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

Market Disruption and Geopolitical Risk: The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. Uncertainties and events around the world may (i) result in market volatility, (ii) have long-term effects on the U.S. and worldwide financial markets and (iii) cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

Certain of our investments may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, on February 24, 2022, Russian troops began a full-scale invasion of Ukraine and, as of the date hereof, the countries remain in active armed conflict. Around the same time, the U.S., the U.K., the E.U., and several other nations announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, Russian-backed separatist regions in Ukraine, and certain banks, companies, government officials, and other individuals in Russia and Belarus, as well as a number of Russian Oligarchs. The U.S. or other countries could also institute broader sanctions on Russia and others supporting Russia’s economy or military efforts. The ongoing conflict and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Fund invests), and therefore are expected to result in adverse consequences to the Russian economy and could have a material adverse effect on our portfolio companies and our business, financial condition, cash flows and results of operations. The severity and duration of the conflict and its impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Fund and its portfolio companies and operations, and the ability of the Fund to achieve its investment objectives. Similar risks will exist to the extent that any portfolio companies, service providers, vendors or certain other parties have material operations or assets in Russia, Ukraine, Belarus, or the immediate surrounding areas. Sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact our business or the business of our investments, including, but not limited to, cyberattacks targeting private companies, individuals or other infrastructure upon which our business and the business of our portfolio companies rely.

Structured Products Risk: The Fund may invest up to 20% of its Managed Assets in structured products, including the rated debt tranches of CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

CLO Risk: In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments;

(ii)   the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; (iv) the potential of spread compression in the underlying loans of the CLO securities, which could reduce credit enhancement in the CLOs; and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Leverage Risk: Under current market conditions, the Fund generally utilizes leverage principally through Borrowings in an amount up to 33 1/3% of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, immediately after such Borrowings. In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of Preferred Shares. Leverage may result in greater volatility of the NAV and distributions on the Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Shares, if any, are borne entirely by Common Shareholders. Common Share income may fall if the interest rate on Borrowings or the dividend rate on Preferred Shares rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Shares varies. In addition, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. In addition, the costs associated with the Fund’s incurrence and maintenance of leverage could increase over time. There can be no assurance that the Fund’s leveraging strategy will be successful.

Cyber-Security Risk and Identity Theft Risks: The Fund’s operations are highly dependent on the Adviser’s information systems and technology and the Fund relies heavily on the Adviser’s financial, accounting, communications and other data processing systems. The Adviser’s systems may fail to operate properly or become disabled as a result of tampering or a breach of its network security systems or otherwise. In addition, the Adviser’s systems face ongoing cybersecurity threats and attacks. Attacks on the Adviser’s systems could involve, and in some instances have in the past involved, attempts intended to obtain unauthorized access to its proprietary information, destroy data or disable, degrade or sabotage its systems, or divert or otherwise steal funds, including through the introduction of computer viruses, “phishing” attempts and other forms of social engineering. Cyberattacks and other security threats could originate from a wide variety of external sources, including cyber criminals, nation state hackers, hacktivists and other outside parties. Cyberattacks and other security threats could also originate from the malicious or accidental acts of insiders, such as employees of the Adviser.

48	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

There has been an increase in the frequency and sophistication of the cyber and security threats the Adviser faces, with attacks ranging from those common to businesses to those that are more advanced and persistent, which may target the Adviser because, as an alternative asset management firm, the Adviser holds a significant amount of confidential and sensitive information about its investors, its portfolio companies or obligors (as applicable) and potential investments. As a result, the Adviser may face a heightened risk of a security breach or disruption with respect to this information. There can be no assurance that measures the Adviser takes to ensure the integrity of its systems will provide protection, especially because cyberattack techniques used change frequently or are not recognized until successful. If the Adviser’s systems are compromised, do not operate properly or are disabled, or it fails to provide the appropriate regulatory or other notifications in a timely manner, the Adviser could suffer financial loss, a disruption of its businesses, liability to its investment funds and fund investors, including the Fund and common shareholders, regulatory intervention or reputational damage. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means.

In addition, the Fund could also suffer losses in connection with updates to, or the failure to timely update, the Adviser’s information systems and technology. In addition, the Adviser has become increasingly reliant on third party service providers for certain aspects of its business, including for the administration of certain funds, as well as for certain information systems and technology, including cloud-based services. These third party service providers could also face ongoing cyber security threats and compromises of their systems and as a result, unauthorized individuals could gain, and in some past instances have gained, access to certain confidential data.

Cybersecurity has become a top priority for regulators around the world. Many jurisdictions in which the Adviser operates have laws and regulations relating to data privacy, cybersecurity and protection of personal information, including, as examples, the General Data Protection Regulation in the EU and that went into effect in May 2018 and the California Consumer Privacy Act that went into effect in January 2020. Some jurisdictions have also enacted laws requiring companies to notify individuals and government agencies of data security breaches involving certain types of personal data.

Breaches in security, whether malicious in nature or through inadvertent transmittal or other loss of data, could potentially jeopardize the Adviser, its employees’ or the Fund’s investors’ or counterparties’ confidential, proprietary and other information processed and stored in, and transmitted through, the Adviser’s computer systems and networks, or otherwise cause interruptions or malfunctions in its, its employees’, the Fund’s investors’, the Fund’s counterparties’ or third parties’ business and operations, which could result in significant financial losses, increased costs, liability to the Fund’s investors and other counterparties, regulatory intervention and reputational damage. Furthermore, if the Adviser fails to comply with the relevant laws and regulations or fail to provide the appropriate regulatory or other notifications of breach in a timely matter, it could result in regulatory investigations and penalties, which could lead to negative publicity and reputational harm, and may cause the Fund’s investors and clients to lose confidence in the effectiveness of the Adviser’s security measures.

Obligors of the Fund also rely on data processing systems and the secure processing, storage and transmission of information, including payment and health information. A disruption or compromise of these systems could have a material adverse effect on the value of these businesses. The Fund may invest in strategic assets having a national or regional profile or in infrastructure, the nature of which could expose it to a greater risk of being subject to a terrorist attack or security breach than other assets or businesses. Such an event may have material adverse consequences on the Fund’s investment or assets of the same type or may require obligors of the Fund to increase preventative security measures or expand insurance coverage.

Finally, the Adviser’s and the Fund’s technology, data and intellectual property and the technology, data and intellectual property of their portfolio companies or obligors (as applicable) are also subject to a heightened risk of theft or compromise to the extent the Adviser and the Fund’s portfolio companies or obligors (as applicable) engage in operations outside the United States, in particular in those jurisdictions that do not have comparable levels of protection of proprietary information and assets such as intellectual property, trademarks, trade secrets, know-how and customer information and records. In addition, the Adviser and the Fund and their portfolio companies or obligors (as applicable) may be required to compromise protections or forego rights to technology, data and intellectual property in order to operate in or access markets in a foreign jurisdiction. Any such direct or indirect compromise of these assets could have a material adverse impact on the Adviser and the Fund and their portfolio companies or obligors (as applicable).

Inflation and Supply Chain Risk: Economic activity has continued to accelerate across sectors and regions. Nevertheless, due to global supply chain issues, a rise in energy prices and strong consumer demand as economies continue to reopen, inflation is showing signs of acceleration in the U.S. and globally. Inflation is likely to continue in the near to medium-term, particularly in the U.S. with the possibility that monetary policy may tighten in response. Persistent inflationary pressures could affect our portfolio companies profit margins.

Semi-Annual Report | March 31, 2022	49

Blackstone Floating Rate Enhanced Income Fund	Notes to Financial Statements
March 31, 2022 (Unaudited)

NOTE 11. INCOME TAX

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and therefore may differ significantly in amount and/or character from net investment income and realized gains or losses for financial reporting purposes. The tax character of distributions paid by the Fund during the years ended March 31, 2022 and September 30, 2021, respectively, are as follows:

2022	Blackstone Floating Rate Enhanced Income Fund
Distributions Paid From:
Ordinary Income	$8,423,737
Total	$8,423,737

2021	Blackstone Floating Rate Enhanced Income Fund
Distributions Paid From:
Ordinary Income	$17,095,647
Total	$17,095,647

The amount of net tax unrealized appreciation/(depreciation) and the tax cost of investments at March 31, 2022, calculated using book/tax differences as of the most recently ended fiscal year, September 30, 3021, are as follows:

Blackstone Floating Rate Enhanced Income Fund
Cost of investments for income tax purposes	$493,637,747
Gross appreciation (excess of value over tax cost)	$883,183
Gross depreciation (excess of tax cost over value)	(6,836,592)
Net unrealized depreciation	$(5,953,409)

NOTE 12. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective for all entities through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the adoption of ASU 2020-04 and 2021-01.

NOTE 13. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund completed a monthly repurchase offer on April 12, 2022, and 88,248 shares were repurchased for $2,065,139.

The Fund completed a monthly repurchase offer on May 11, 2022, and 163,288 shares were repurchased for $3,685,207.

50	www.bgflx.com

Blackstone Floating Rate Enhanced Income Fund	Additional Information
March 31, 2022 (Unaudited)

Portfolio Information.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit on Form N-PORT within 60 days after the end of the Fund’s fiscal quarter. The Fund’s portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available (1) on the Fund’s website located at http://www.bgflx.com or (2) on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Fund’s website located at http://www.bgflx.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Fund’s website located at http://www.bgflx.com, and (3) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | March 31, 2022	51

Blackstone Floating Rate
Enhanced Income Fund	Privacy Procedures

March 31, 2022 (Unaudited)

This privacy policy sets forth the Adviser’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Adviser. These policies apply to individuals only and are subject to change.

Rev April 2021

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and income

●   Assets and investment experience

●   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

52	www.bgflx.com

Blackstone Floating Rate
Enhanced Income Fund	Privacy Procedures

March 31, 2022 (Unaudited)

Questions?	Email us at GLB.privacy@blackstone.com
Who We Are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, Blackstone Floating Rate Enhanced Income Fund, Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit Fund, Blackstone Secured Lending Fund, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, and Blackstone Real Estate Income Master Fund.
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

● open an account or give us your income information

● provide employment information or give us your contact information

● tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account — unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include companies with a Blackstone name and financial companies such as Blackstone Credit and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Our joint marketing partners include financial services companies.

Semi-Annual Report | March 31, 2022	53

Blackstone Floating Rate
Enhanced Income Fund	Privacy Procedures

March 31, 2022 (Unaudited)

Other Important Information
California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Contact Us
If you have any questions or comments about this Privacy Notice, or if you would like us to update information we have about you or your preferences, please email us at PrivacyQueries@Blackstone.com or access our web form www.blackstone.com/privacy.

You also may write to:

Blackstone Inc.

Attn: Legal & Compliance

345 Park Avenue

New York, NY 10154

54	www.bgflx.com

Blackstone Floating Rate
Enhanced Income Fund	Privacy Procedures

March 31, 2022 (Unaudited)

INVESTOR DATA PRIVACY NOTICE

Why are you seeing this notice?

●	You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers or management companies that are subsidiaries of Blackstone Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).

●	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).

●	“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information that relates to, describes, identifies or can be used, directly or indirectly, to identify an individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).

●	We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’/anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, branches, operations and entities globally, including as described at this link: https://www.blackstone.com/privacy#appendixA

●	For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner, manager and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).

●	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

●	Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.

●	We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, please see the ‘Contact Us’ section.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

What Personal Data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment.

The Personal Data collected about you will help us to provide you with a better service and facilitate our business relationship.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

As a result of our relationship with you as an investor, in the past 12 months we may have collected Personal Data concerning you in the following categories:

●	Identifiers (e.g., real name, alias, postal address, email address, social security or driver’s licence number, government ID, signature, telephone number, education, employment, employment history, financial information, including tax-related information/codes and bank account details, information used for monitoring and background checks to comply with laws and regulations, including ‘know your client’, anti-money laundering, and sanctions checks, online registration details, and other contact information);

Semi-Annual Report | March 31, 2022	55

Blackstone Floating Rate
Enhanced Income Fund	Privacy Procedures

March 31, 2022 (Unaudited)

●	Sensitive/protected characteristic information (e.g., age/date of birth, nationality, citizenship, country of residence, gender, and other information used to comply with laws and regulations);

●	Commercial information (e.g., assets, income, transaction and investment history, accounts at other institutions, financial positions/returns, information concerning source of funds and any applicable restrictions on your investment such as political exposure or sanctions);

●	Internet or other network activity (e.g., browsing or search history, information regarding interaction with an internet website, application, or advertisement, online identifiers such as cookies);

●	Sensory and surveillance data (e.g., recordings of telephone calls where permitted or required by law, video (surveillance) recordings, closed-circuit television (CCTV) images and recordings, and other records of your interactions with us or our service providers, including electronic communications);

●	Professional or employment-related information (e.g., current or past job history); and

●	Inferences drawn from other personal information (e.g., profiles reflecting preferences and trends, based on information such as assets, investment experience, risk tolerance, investment activity, and transaction history).

Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

WHAT	HOW
Personal Data that you give us

● From the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)

● When you provide it to us in correspondence and conversations, including electronic communications such as email and telephone calls

● When you make transactions with respect to the Fund

● When you interact with our online platforms and websites (such as bxaccess.com)

● When you purchase securities from us and/or tell us where to send money

● From cookies, web beacons, and similar interactions when you or your devices access our sites

● When we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

Personal Data we obtain from others

We obtain Personal Data from:

● Publicly available and accessible directories and sources

● Bankruptcy registers

● Tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

● Governmental and competent regulatory authorities to whom we have regulatory obligations

● Credit agencies

● Fraud prevention and detection agencies / organizations

● Transaction counterparties

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Enhanced Income Fund	Privacy Procedures

 March 31, 2022 (Unaudited)

Why do we process your Personal Data?

We may process or disclose your Personal Data for the following reasons:

WHY	HOW
Contract

It is necessary to perform our contract with you to:

●  Administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our Funds

●  Meet the resulting contractual obligations we have to you

●  Facilitate the continuation or termination of the contractual relationship between you and the Fund

●  Facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

●  Undertake our client and investor due diligence, and on-boarding checks

●  Carry out verification, ‘know your client’, terrorist financing, sanctions, and anti-money laundering checks

●  Verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

●  Comply with requests from regulatory, governmental, tax and law enforcement authorities

●  Carry out surveillance and investigations

●  Carry out audit checks

●  Maintain statutory registers

●  Prevent and detect fraud

●  Comply with sanctions requirements

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Blackstone Floating Rate
Enhanced Income Fund	Privacy Procedures

March 31, 2022 (Unaudited)

Legitimate Interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

●  Manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

●  Assess and process any applications or requests made by you

●  Open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

●  Send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

●  Address or investigate any complaints, claims, proceedings or disputes

●  Provide you with, and inform you about, our investment products and services

●  Monitor and improve our relationships with investors

●  Comply with applicable prudential and regulatory obligations, including anti-money laundering, sanctions and ‘know your client’ checks

●  Assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, ‘know your client’, terrorist financing, and sanctions checks)

●  Manage our risk and operations

●  Comply with our accounting and tax-reporting requirements

●  Comply with our audit requirements

●  Assist with internal compliance with our policies and processes

●  Ensure appropriate group management and governance

●  Keep our internal records

●  Prepare reports on incidents/accidents

●  Protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

●  Analyze and manage commercial risks

●  Seek professional advice, including legal advice

●  Enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

●  Facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

●  Monitor communications to/from us using our systems

●  Protect the security and integrity of our information technology systems

●  Protect the security and safety of our buildings and locations where we operate

●  Operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)

●  Manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent/agent banks

●  Monitor the operation of Fund distribution platforms, where these are operated by third parties or service providers

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described in ‘Legitimate Interests’ above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

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Enhanced Income Fund	Privacy Procedures

March 31, 2022 (Unaudited)

Who we share your Personal Data With

Your Personal Data will be shared with:

Who	Why
Fund Associates

We share your Personal Data with our associates, related parties and members of our group. This is:

● To manage our relationship with you

● For the legitimate interests of a third party in carrying out anti-money laundering, ‘know your client’, and other compliance checks required of them under applicable laws and regulations

● For the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Distributors, Investment Advisers

● Delivering the services you require

● Managing your investment

● Supporting and administering investment-related activities

● Complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

● To comply with applicable laws and regulations

● Where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

● Where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers

● Delivering and facilitating the services needed to support our business relationship with you (including cloud services)

● Supporting and administering investment-related activities

● Where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

● Assisting these transaction counterparties with regulatory checks, such as ‘know your client’, and anti-money laundering procedures

● Sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers

● Providing you with investment-related services

● To comply with applicable legal and regulatory requirements

● Supporting Blackstone with the purposes described in section 5 of this Data Privacy Notice

In exceptional circumstances, we will share your Personal Data with:

●	Competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory; and

●	Other organizations and agencies – where we are required to do so by law.

For California residents, in the preceding 12 months, we may have disclosed Personal Data listed in any of the categories in "What Personal Data do we collect about you?" above for a business purpose (in particular, as described in this section).

We have not sold Personal Data in the 12 months preceding the date of this Data Privacy Notice.

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Blackstone Floating Rate
Enhanced Income Fund	Privacy Procedures

March 31, 2022 (Unaudited)

Do you have to provide us with this Personal Data?

Where we collect Personal Data from you, we will indicate if:

●	Provision of the Personal Data is necessary for our compliance with a legal obligation; or

●	It is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Sending your Personal Data Internationally

We may transfer your Personal Data between different countries to recipients in countries other than the country in which the information was originally collected (including to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third-party service providers). Where you are based in the UK, the EU, or another country which imposes data transfer restrictions outside of its territory, this includes transfers outside of the UK and the European Economic Area (“EEA”) or that geographical area, to those countries in which our affiliates, group members, service providers and business partners operate. Those countries may not have the same data protection laws as the country in which you initially provided the information.

Where we transfer Personal Data outside of the UK, the EEA, or other territories subject to data transfer restrictions to other members of our group, our service providers or another third party recipient, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see the ‘Contact Us’ section for details.

Consent – and Your Right to Withdraw It

Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your Personal Data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in “Why do we process your Personal Data?” above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an email at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post, email, fax or telephone), you may opt-out by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see the ‘Contact Us’ section for details.

Retention and Deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

●	Retain Personal Data about you throughout the life cycle of any investment you are involved in; and

●	Retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal / regulatory requirement, or business purpose, for retaining your Personal Data.

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Blackstone Floating Rate
Enhanced Income Fund	Privacy Procedures

March 31, 2022 (Unaudited)

Your Rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

●	Access your Personal Data, and some related information, including the purpose for processing the Personal Data, the categories of recipients of that Personal Data to the extent that it has been transferred internationally, and, where the Personal Data has not been collected directly from you, the source (the category information)

●	Restrict the use of your Personal Data in certain circumstances

●	Have incomplete or inaccurate Personal Data corrected

●	Ask us to stop processing your Personal Data

●	Require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organizations (where this is possible).

California residents may also request certain information about our disclosure of Personal Data during the prior year, including category information (as defined above).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please see the ‘Contact Us’ section for details.

Concerns or Queries

We take your concerns very seriously. We encourage you to bring to our attention any concerns you have about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please see the ‘Contact Us’ section for details.

Please also contact us via any of the contact methods listed below if you have a disability and require an alternative format of this Data

Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/)

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Enhanced Income Fund	Privacy Procedures

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Contact Us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email or access our web form by emailing PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries: 40 Berkeley Square, London, W1J 5AL, United Kingdom All other queries: 345 Park Avenue, New York, NY 10154

A list of country-specific addresses and contacts for locations where we operate is available at https://www.blackstone.com/privacy#appendixA.

Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

62	www.bgflx.com

Blackstone Floating Rate
Enhanced Income Fund	Trustees & Officers

March 31, 2022 (Unaudited)

Below is a list of the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, the Trustees, the Fund’s officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES:

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
Edward H. D’Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Since September 2017	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	4	Owl Rock Capital Corp. business development companies (BDCs”) (5 portfolios overseen in Fund Complex)
Michael F. Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Since September 2017	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995.	4	State Street Master Funds; Reaves Utility Income Fund; The China Fund, Inc. (until 2019); The Taiwan Fund (until 2017)
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Since September 2017	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm.	4	Sisecam Resources LP. (master limited partnership)
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Since September 2017	Mr. Schpero is retired. Prior to January 2000, he was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	EQ Premier VIP Trust; EQ Advisors Trust; 1290 Funds
Jane M. Siebels Birth Year: 1960	Trustee, Member of Audit and Nominating and Governance Committees	Since November 2021	Ms. Siebels is a Consultant at Per4M and advises a small global equity hedge fund. Prior to 2019, she was CEO and CIO of Amber Asset Management, f/k/a Green Cay Asset Management.	4	Scotia Bank (Bahamas); Scotia Trust (Bahamas); First Trust Bank (Bahamas); Global Innovation Fund; JackPotJoy (Bahamas); Amber Asset Management (until 2019); Green Cay Asset Management (until 2017)

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Blackstone Floating Rate
Enhanced Income Fund	Trustees & Officers

March 31, 2022 (Unaudited)

INTERESTED TRUSTEES(3):

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee	Since Inception	Mr. Smith is a Senior Managing Director of Blackstone Credit and is Head of Blackstone Liquid Credit Strategies LLC. Mr. Smith joined Blackstone Credit in 2005 from the Royal Bank of Canada where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	4	None

OFFICERS:

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Since Inception	Mr. Smith is a Senior Managing Director of Blackstone Credit and is Head of Blackstone Liquid Credit Strategies LLC. Mr. Smith joined Blackstone Credit in 2005 from the Royal Bank of Canada where he was a Managing Partner and Co -head of RBC Capital Market’s Alternative Investments Unit.
Gregory Roppa Birth Year: 1979	Chief Financial Officer and Treasurer	Since March 2022	Mr. Roppa is a Managing Director in the Global Fund Finance group of Blackstone, where he focuses on the accounting and financial reporting for certain entities within Blackstone Credit, Real Estate, and Insurance businesses. Before joining Blackstone in 2019, Mr. Roppa was the Director of Operations and Fund Accounting for Clinton Group Inc., an alternative asset management firm. Prior to that Mr. Roppa began his career in the financial services audit practice at Arthur Andersen LLP. Mr. Roppa received a B.S. in Accounting from Binghamton University, where he graduated cum laude. He is a Certified Public Accountant.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Since Inception	Mr. Zable is a Senior Managing Director of Blackstone Credit and Senior Portfolio Manager of the U.S. CLOs and closed-end funds within Blackstone Credit’s Liquid Credit Strategies business. Before joining Blackstone Credit in 2007, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.

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Blackstone Floating Rate
Enhanced Income Fund	Trustees & Officers

March 31, 2022 (Unaudited)

OFFICERS (continued):

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Counsel and Secretary	Since Inception	Ms. Beeney is a Senior Managing Director of Blackstone Credit and General Counsel of Blackstone Credit. Before joining Blackstone Credit in 2007, she was with the finance group of DLA Piper. Ms. Beeney began her career at Latham & Watkins LLP working primarily on project finance and development transactions, as well as other structured credit products.
Valerie Naratil Birth Year: 1988	Public Relations Officer	Since February 2021	Ms. Naratil is a Principal of Blackstone Credit and part of the Investor Relations and Client Service team for Blackstone Credit’s Liquid Credit Strategies business. Before joining Blackstone Credit in 2014, Ms. Naratil worked at UBS Investment Bank, advising corporate clients across the Healthcare industry.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is Blackstone Alternative Credit Advisors LP, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)	The “Fund Complex” consists of the Blackstone Credit Closed-End Funds (the Fund, Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit Fund), Blackstone Secured Lending Fund, Blackstone Private Credit Fund, and Blackstone Alternative Multi-Strategy Fund. BDCs are included in the list of funds in the “Fund Complex.”
(3)	“Interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

Semi-Annual Report | March 31, 2022	65

Blackstone

Trustees
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Edward H. D'Alelio
Michael F. Holland
Thomas W. Jasper
Gary S. Schpero
Jane M. Siebels

Investment Manager
Blackstone Liquid Credit Strategies LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Custodian
UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, Missouri 64106

Transfer Agent
DST Systems, Inc.
333 W. 11th Street, 5th Floor
Kansas City, Missouri 64105

Fund Officers
Daniel H. Smith, Jr.
President and Chief Executive Officer
Gregory Roppa
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President
and Assistant Secretary
Marisa Beeney
Chief Compliance Officer,
Chief Legal Officer and Secretary
Valerie Naratil
Public Relations Officer

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Floating Rate Enhanced Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report (however, all or a portion of this report may be incorporated by reference into a prospectus).

Information on the Fund is available at www.bgflx.com.

1.844.702.1299 | WWW.BGFLX.COM

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this Report.
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Floating Rate Enhanced Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	June 6, 2022

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	June 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone Floating Rate Enhanced Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chief Executive Officer and President

Date:	June 6, 2022

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	June 6, 2022